As filed with the Securities and Exchange Commission on September 17, 2012

Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

MUNDER SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

480 Pierce Street, Birmingham, Michigan 48009

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number: (248) 647-9200

Stephen J. Shenkenberg

Munder Capital Management

480 Pierce Street

Birmingham, MI 48009

(Name and Address of Agent for Service)

Copy to:

Jane Kanter, Esq.

Dechert LLP

1775 I Street, NW

Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on October 17, 2012 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

MUNDER SERIES TRUST
MUNDER INTERNATIONAL EQUITY FUND

480 Pierce Street
Birmingham, MI 48009
(800) 468-6337

Special Meeting of Shareholders to be held December 4, 2012

Dear Shareholders of the International Equity Fund:

Please take note that Special Meetings of Shareholders of the Munder International Equity Fund ("International Equity Fund"), a diversified series of Munder Series Trust ("MST"), an open-end management investment company, will be held on Tuesday, December 4, 2012, at the offices of Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan 48009, at 2:00 p.m. Eastern time ("Meeting").

At the Meeting, shareholders of the International Equity Fund will be asked to consider a proposal that the International Equity Fund be reorganized with and into the Munder International Fund-Core Equity ("Core Equity Fund"), a diversified series of MST, to seek to provide the International Equity Fund's shareholders with (i) potentially improved performance, (ii) lower net total expenses, (iii) greater assets under management in a single fund by combining two funds with similar investment objectives and similar investment strategies into a single fund and (iv) an enhanced ability to eliminate certain costs of running the International Equity Fund and Core Equity Fund separately.

The International Equity Fund's investment objective is to provide long-term capital appreciation. The Core Equity Fund's investment objective is to provide long-term growth of capital. The International Equity Fund and Core Equity Fund (collectively, "Funds") share a common investment advisor and administrator, MCM.

If shareholders of the International Equity Fund approve the Agreement and Plan of Reorganization ("Reorganization Agreement") described in the accompanying materials, all of the assets of the International Equity Fund will be transferred to the Core Equity Fund in exchange for corresponding or designated shares of the Core Equity Fund having an aggregate value equal to the net asset value of the International Equity Fund and the assumption by the Core Equity Fund of all of the liabilities of the International Equity Fund ("Reorganization"). The International Equity Fund then will distribute to its respective shareholders shares of the Core Equity Fund to which each such shareholder is entitled in complete liquidation of the International Equity Fund. The proposal to approve the Reorganization includes the approval of the liquidation, termination and dissolution of the International Equity Fund following the Reorganization.

The proposed Reorganization is intended to be a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization. Management strongly invites your participation by asking you to review these materials and complete and return the proxy card enclosed with these materials as soon as possible.

The Board of Trustees of the International Equity Fund ("Board") believes that the completion of the proposed Reorganization will enable shareholders of the International Equity Fund to benefit from the following: (1) the continued investment expertise of MCM, the investment advisor for both Funds; (2) shareholders of the surviving Core Equity Fund being subject to total expenses on a net basis that are lower than those paid by shareholders of the International Equity Fund; and (3) the fixed and relatively fixed costs of the International Equity Fund being spread over a larger combined asset base, which is expected to result in a reduction in the per share expenses paid by shareholders of the International Equity Fund over time.

If the Reorganization is approved by its shareholders, the International Equity Fund will be combined with the Core Equity Fund and, if you are a shareholder of the International Equity Fund at the time of the closing of the Reorganization, you will (1) become a shareholder of the Core Equity Fund and (2) receive shares of the Core Equity Fund having an aggregate net asset value equal to the aggregate net asset value of your investment in the International Equity Fund immediately prior to the closing of the Reorganization. No sales charges will be imposed on the International Equity Fund shares participating in the Reorganization. As noted above, the closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Detailed information about the proposed Reorganization and the reasons for shareholders' approval of the Reorganization Agreement are contained in the enclosed proxy solicitation materials.

The Board strongly urges you to vote FOR approval of the
Reorganization Agreement.

ii

Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than the close of business on December 3, 2012.

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

To vote by telephone:
(1) Read the Combined Proxy Statement and have the enclosed proxy card at hand.
(2) Call the toll-free number that appears on the enclosed proxy card.
(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	To vote by Internet:
(1) Read the Combined Proxy Statement and have the enclosed proxy card at hand.
(2) Go to the website that appears on the enclosed proxy card.
(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

If you have any questions after considering the enclosed materials, please call (800) 468-6337.

Sincerely,

James V. FitzGerald
President
Munder Series Trust

iii

MUNDER SERIES TRUST
MUNDER INTERNATIONAL EQUITY FUND

480 Pierce Street
Birmingham, MI 48009
(800) 468-6337

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on December 4, 2012

To the Shareholders of Munder International Equity Fund:

NOTICE IS HEREBY GIVEN that Special Meeting of Shareholders of the Munder International Equity Fund ("International Equity Fund"), a diversified series of Munder Series Trust ("MST"), an open-end management investment company, will be held on Tuesday, December 4, 2012, at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009, at 2:00 p.m. Eastern time ("Meeting"), for the following purposes:

(1)  To approve or disapprove an Agreement and Plan of Reorganization providing for, among other things, (a) the acquisition of all of the assets of the International Equity Fund by the Munder International Fund-Core Equity ("Core Equity Fund"), a diversified series of MST, in exchange for corresponding or designated shares of the Core Equity Fund having an aggregate value equal to the net asset value of the International Equity Fund and the assumption by the Core Equity Fund of all liabilities of the International Equity Fund and (b) the subsequent liquidation, termination, and dissolution of the International Equity Fund; and

(2)  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Record Date for determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof will be as of the close of business on [date], 2012.

EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Boards of Trustees,

James V. FitzGerald
President
Munder Series Trust

[date], 2012

ii

COMBINED PROXY STATEMENT/PROSPECTUS DATED [DATE], 2012

MUNDER SERIES TRUST
MUNDER INTERNATIONAL FUND-CORE EQUITY

480 Pierce Street
Birmingham, Michigan 48009
(800) 468-6337

Special Meeting of Shareholders of Munder International Equity Fund
to be held December 4, 2012
Relating to the Reorganization into Munder International Fund-Core Equity

This combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with the solicitation of proxies by the Board of Trustees of Munder Series Trust ("MST"), an open-end management investment company organized as a Delaware statutory trust, on behalf of the Munder International Equity Fund ("International Equity Fund"), a diversified series of MST, for a Special Meeting of Shareholders of the International Equity Fund ("Meeting"). The Meeting will be held on Tuesday, December 4, 2012, at 2:00 p.m. Eastern time, at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009.

At the Meeting, shareholders of the International Equity Fund will be asked to consider and act upon the following proposals:

(1)  To approve or disapprove an Agreement and Plan of Reorganization providing for, among other things, (a) the acquisition of all of the assets of the International Equity Fund by the Munder International Fund-Core Equity ("Core Equity Fund"), a diversified series of MST, in exchange for shares of the Core Equity Fund and the assumption by the Core Equity Fund of all liabilities of the International Equity Fund and (b) the subsequent liquidation, termination, and dissolution of the International Equity Fund; and

(2)  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Under the proposed Agreement and Plan of Reorganization ("Reorganization Agreement"), each shareholder of the International Equity Fund would be entitled to receive shares of the Core Equity Fund having an aggregate net asset value equal to the aggregate value of the shares of the International Equity Fund held by that shareholder as of the close of business on the business day of the closing of the Reorganization. You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished. Because shareholders of the International Equity Fund are being asked to approve a reorganization transaction that will result in them holding shares of the Core Equity Fund, this Combined Proxy Statement also serves as a Prospectus for the Core Equity Fund.

If the Reorganization Agreement is approved by shareholders of the International Equity Fund, holders of Class A, B, C, K and Y shares of the International Equity Fund will receive Class A, A, C, A and Y shares, respectively, of the Core Equity Fund. Subsequent to the Reorganization, any contingent deferred sales charge ("CDSC") that applied to a shareholder's Class B shares of the International Equity Fund at the time of the Reorganization will be waived. Likewise, no sales charge will be imposed on the Class A shares of the Core Equity Fund received by the International Equity Fund Class K shareholders.

The Reorganization transaction is being structured as a tax-free reorganization for federal income tax purposes. (In this regard, please see "Information About the Reorganization—Federal Income Tax Consequences.") However, the International Equity Fund's shareholders should consult their tax advisors to determine the actual impact of the Reorganization on them in light of their individual tax circumstances. (Please see "Comparison of Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds.")

The investment objective of the International Equity Fund is to provide long-term capital appreciation. The investment objective of the Core Equity Fund is to provide long-term growth of capital. There are certain differences in investment policies and strategies of the Funds, which are described in this Proxy Statement/Prospectus.

MCM serves as investment advisor the International Equity Fund and the Core Equity Fund (each a "Fund" and together the "Funds") and is described in more detail under "Information About Management of the Funds."

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Core Equity Fund that a prospective investor should know before investing. A Statement of Additional Information ("SAI") dated [date], 2012 relating to this Proxy Statement/Prospectus and the Reorganization is incorporated herein by reference into this Proxy Statement/Prospectus. If you would like to receive a copy of the SAI relating to this Proxy Statement/Prospectus and the Reorganization, call (800) 468-6337, or write the Funds at 480 Pierce Street, Birmingham, Michigan 48009 and you will be promptly mailed one free of charge.

The following documents have been filed with the Securities and Exchange Commission: (1) the Prospectus of the International Equity Fund (Class A, B, C, K and Y shares) dated October 29, 2011, as amended and restated on July 5, 2012; (2) the Prospectus of the Core Equity Fund (Class A, C, I and Y shares) dated October 29, 2011, as amended and restated on July 5, 2012; (3) the SAI for the International Equity Fund and Core Equity Fund dated October 29, 2011, as amended and restated on June 1, 2012; (4) the Annual Report for the International Equity Fund (Class A, B, C, K and Y shares) dated June 30, 2012; (5) the Semi-Annual Report for the International Equity Fund (Class A, B, C, K and Y shares) dated December 31, 2011; (6) the Annual Report for the Core Equity Fund (Class A, C, I and Y shares) dated June 30, 2012; and (7) the Semi-Annual Report for the Core Equity Fund (Class A, C, I and Y shares) dated December 31, 2011. Copies of each of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the Funds at (800) 468-6337 or by writing to the Funds at 480 Pierce Street, Birmingham, Michigan 48009.

Accompanying this Proxy Statement/Prospectus as Appendix D is a copy of the Agreement and Plan of Reorganization pertaining to the transactions.

Mutual fund shares are not bank deposits and are not insured or guaranteed by the federal deposit insurance corporation or any other government agency. Mutual fund shares involve certain investment risks, including the possible loss of principal. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

COMMON QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION	1

SUMMARY OF THE PROPOSED REORGANIZATION	6

Comparison of Fees and Expenses	8

Comparison of Investment Objectives and Principal Investment Strategies	14

Performance of the International Equity Fund and the Core Equity Fund	15

Purchase, Redemption, Exchange and Conversion Policies	19

Dividends and Distributions	19

Tax Consequences	19

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF INVESTING IN THE FUNDS	20

Investment Objectives	20

Principal Investment Strategies	20

Principal Investment Risks	22

INFORMATION ABOUT THE REORGANIZATION	25

Reorganization Agreement	25

Description of the Core Equity Fund's Shares	27

Reasons for the Reorganization	27

Federal Income Tax Consequences	29

Comparison of Rights of Shareholders	30

Capitalization	31

INFORMATION ABOUT MANAGEMENT OF THE FUNDS	32

Investment Advisor	32

Portfolio Managers	33

ADDITIONAL INFORMATION ABOUT THE FUNDS	34

Required Vote	35

OTHER BUSINESS	35

VOTING INFORMATION	35

Proxy Solicitation	36

Vote Required	37

Quorum	37

Adjournments	37

Effect of Abstentions and Broker "Non-Votes"	38

Share Information	38

LEGAL MATTERS	39

APPENDIX A – FURTHER COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	A-1

More Information About the Funds' Principal Investment Strategies and Risks	A-1

Other Investments, Investment Techniques and Risks	A-5

Comparison of Fundamental Investment Restrictions	A-7

APPENDIX B – FINANCIAL HIGHLIGHTS	B-1

APPENDIX C – HOW TO PURCHASE, SELL, EXCHANGE AND CONVERT SHARES	C-1

SHARE CLASS ELIGIBILITY	C-1

INVESTMENT MINIMUMS	C-2

General Information	C-2

Investment Minimum Waivers and Reductions	C-3

Class A & C Shares Accounts Below Minimums	C-4

HOW TO PURCHASE SHARES	C-4

POLICIES FOR PURCHASING SHARES	C-6

Verification of Identity	C-6

Timing of Orders	C-7

APPLICABLE SALES CHARGES	C-7

Front-End Sales Charges – Class A Shares	C-7

Front-End Sales Charge Waivers	C-8

Front-End Sales Charge Reductions – Letters of Intent	C-9

Front-End Sales Charge Reductions – Rights of Accumulation	C-9

Additional Information about Letters of Intent and Rights of Accumulation	C-10

Contingent Deferred Sales Charges (CDSCs)	C-10

CDSC Waivers – Class C Shares	C-11

Distribution and Service Plan Fees	C-11

Other Payments to Third Parties	C-12

HOW TO REDEEM SHARES OF THE CORE EQUITY FUND	C-13

POLICIES FOR REDEEMING SHARES	C-15

Where Proceeds Are Sent	C-15

Medallion Signature Guarantees	C-15

Accounts Held Through Financial Institutions	C-16

Redemption Difficulties	C-16

HOW TO EXCHANGE SHARES	C-16

POLICIES FOR EXCHANGING SHARES	C-17

HOW TO CONVERT SHARES	C-18

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS	C-18

Reinstatement Privilege	C-20

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	C-20

Policies and Procedures	C-20

PRICING OF FUND SHARES	C-22

DISTRIBUTIONS	C-24

FEDERAL TAX CONSIDERATIONS	C-24

PUBLICATION OF PORTFOLIO HOLDINGS	C-27

APPENDIX D – FORM OF AGREEMENT AND PLAN OF REORGANIZATION	D-1

v

PROPOSAL NO. 1

APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

COMMON QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION

Q.  How will the Reorganization affect me?

A.  In the Reorganization, the assets of the International Equity Fund will be combined with those of the Core Equity Fund and the liabilities of the International Equity Fund will be assumed by the Core Equity Fund. Following the Reorganization, you will become a shareholder of the Core Equity Fund and will receive shares of the Core Equity Fund that are equal in value to the shares of the International Equity Fund that you held immediately prior to the closing of the Reorganization. Shareholders of Class A, C and Y shares of the International Equity Fund will receive Class A, C and Y shares, respectively, of the Core Equity Fund. Shareholders of Class B and K shares of the International Equity Fund will receive Class A shares of the Core Equity Fund without the imposition of any sales charge normally applicable to purchases of Class A shares. In addition, any CDSC that applied to a shareholder's Class B shares of the International Equity Fund at the time of Reorganization will be waived. The Reorganization has been structured as a tax-free reorganization for federal income tax purposes so shareholders of the International Equity Fund will not recognize any taxable gain or loss as a result of the Reorganization.

Q.  Why is the Reorganization being recommended?

A.  The primary purposes of the proposed Reorganization of the International Equity Fund are to seek to provide the International Equity Fund's shareholders with (i) potentially improved performance, (ii) lower net total expenses, (iii) greater assets under management in a single fund by combining two funds with similar investment objectives and similar investment strategies into a single fund, and (iv) an enhanced ability to eliminate certain costs of running the International Equity Fund and Core Equity Fund separately.

Before approving the proposed Reorganization, the Board considered, among other things, the following facts: (i) the investment objectives and strategies of the Funds are similar but not identical; (ii) each class of the surviving Core Equity Fund would be subject to net total fees and expenses that are lower than the current fees and expenses charged to the corresponding or designated class of the International Equity Fund and, through October 31,

2013, MCM has contractually agreed to waive or limit fees or to assume other expenses so that the total annual operating expenses of each share class of the surviving Core Equity Fund does not exceed its current level; (iii) the Reorganization is not expected to have any adverse impact on the expense ratios of the Core Equity Fund; (iv) as of June 30, 2012, the Core Equity Fund has outperformed the International Equity Fund in absolute terms over the year-to-date, one-year and three-year periods (absolute comparisons over longer time periods are not possible in light of the date of the Core Equity Fund's commencement of operations); and (v) the terms of the Reorganization Agreement state that the costs of the Reorganization will be borne by MCM (other than brokerage fees and similar transaction fees and expenses associated with the purchase and sale of portfolio securities, which will be borne by the relevant Fund). After careful consideration, the Board of Trustees of MST unanimously concluded that (1) participation in the proposed Reorganization is in the best interests of each Fund; and (2) the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. Through this proxy, they are submitting the proposal for Reorganization to you—the shareholders of the International Equity Fund—for a vote.

Q.  How do the fees paid by the Core Equity Fund compare to those payable by the International Equity Fund?

A.  The pro forma total per share operating expenses for each corresponding or designated class of shares of the Core Equity Fund (assuming completion of the Reorganization) are expected to be lower than the current per share operating expenses of each class of the International Equity Fund. You should be aware that MCM has contractually agreed to waive or limit fees or to assume other expenses, through October 31, 2013, so that the surviving Core Equity Fund's total annual operating expenses for each of share classes will be lower than the total annual operating expenses of the corresponding or designated class of shares of the International Equity Fund.

Q.  Will I have to pay any sales charge, commission or other transactional fee in connection with the Reorganization?

A.  No. The full value of each share of the International Equity Fund will be exchanged for shares of the corresponding or designated class of the Core Equity Fund without the imposition of any sales charge, redemption fee, commission or other transactional fee.

Q.  Who serves as investment advisor to the Funds?

A.  MCM is the investment advisor (and administrator) for each Fund.

Q.  Will I have to pay any federal income taxes as a result of the Reorganization?

A.  Each transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes and is expected to so qualify. If the Reorganization qualifies for treatment as a tax-free reorganization for federal income tax purposes, shareholders will not recognize any taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the International Equity Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a shareholder of the International Equity Fund, you should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the Internal Revenue Service or the courts.

Q.  Will I continue to be able to exchange my shares for shares of other funds in the Munder family of mutual funds?

A.  Yes. As with Class A, C and Y shares of the International Equity Fund, you will be able to exchange Class A, C, or Y shares of the Core Equity Fund for the same class of shares of other Munder Funds, which are series of MST, subject to certain restrictions described in the prospectus of each Munder Fund. Shareholders of Class K or Class B shares of the International Equity Fund will receive Class A shares of the Core Equity Fund, which you will be able to exchange for Class A shares of other Munder Funds. Such exchanges will not be subject to any sales charges. Before requesting any such exchange, you should carefully review the applicable prospectus for the other Munder Fund to ensure that it meets your investment objectives and needs.

Q.  Who will pay the expenses relating to the Reorganization?

A.  MCM will bear all of the expenses of the Funds in connection with the Reorganization, except for brokerage fees and similar transaction fees and expenses associated with the Reorganization (which will be borne by the relevant Fund). MCM expects that brokerage fees and expenses that will be incurred in relation to the Reorganization to be between approximately $73,400 and $95,700, depending upon a variety of circumstances.

Q.  What happens if the Reorganization Agreement is not approved?

A.  If the Reorganization Agreement is not approved by shareholders, the Reorganization will not occur. In such an event, the International Equity Fund and Core Equity Fund will continue to operate separately, and MCM and the Board of Trustees of MST will determine what additional steps may be appropriate and in the best interests of the International Equity Fund and its shareholders, including, but not limited to, liquidation of the International Equity Fund.

Q.  What if there are not enough votes to reach a quorum by the scheduled date of the special shareholder meeting?

A.  If a quorum is not obtained by the scheduled Meeting date, the Meeting will be adjourned to allow more time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed materials so that we can avoid additional expenses and delay associated with additional proxy solicitation efforts. The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. If MCM reasonably believes that such further solicitation is not likely to be successful in obtaining the required quorum without significant additional expense, the proxy solicitation may be abandoned and MCM and the Board of Trustees of MST will determine what additional steps may be appropriate and in the best interests of the International Equity Fund and its shareholders, including but not limited to liquidation of the International Equity Fund.

Q.  Who is eligible to vote?

A.  Only International Equity Fund shareholders who are record holders on [date], 2012 ("Record Date") are entitled to attend and vote at the meeting or any adjournments thereof.

Q.  How many votes am I entitled to cast?

A.  You are entitled to one vote for each share (and a fractional vote for each fractional share) of the International Equity Fund that you owned on the Record Date.

Q.  How do I vote my shares?

A.  You may vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope. Alternatively, you may vote your proxy via the telephone or the Internet using the information provided on your proxy card.

Please take advantage of these voting options. You may also vote in person at the Meeting. If you submitted a proxy by mail, by telephone or via the Internet, you may withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or via the Internet. If you sign a proxy card, but do not indicate your voting instructions, your shares will be voted for approval of the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted in the discretion of the persons named as proxies.

Q.  Whom do I call if I have questions after reading these materials?

A.  If you have questions regarding the Meeting, the proposals or the Proxy Statement/Prospectus, please call our proxy solicitor, The Altman Group, toll free at (800) 331-7487.

SUMMARY OF THE PROPOSED REORGANIZATION

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, copies of which are attached to this Proxy Statement/ Prospectus as Appendix D. The materials in the appendices and the SAI dated [date], 2012, for the Core Equity Fund are hereby incorporated by reference into this Proxy Statement/Prospectus.

At a meeting held on September 11, 2012, the Board of Trustees of MST approved the Reorganization Agreement, subject to the approval of the shareholders of the International Equity Fund. The Reorganization Agreement provides for:

•  the transfer of all of the assets of the International Equity Fund to the Core Equity Fund in exchange for corresponding or designated shares of the Core Equity Fund having an aggregate value equal to the net asset value of the International Equity Fund and the assumption by the Core Equity Fund of all of the liabilities of the International Equity Fund;

•  the distribution to each of the shareholders of the International Equity Fund of corresponding or designated shares of the Core Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the International Equity Fund held by that shareholder immediately prior to the closing of the Reorganization; and

•  the complete liquidation of the International Equity Fund and the subsequent termination and dissolution of the International Equity Fund in accordance with applicable law and MST's organizational documents.

The Reorganization is scheduled to be effective as of the close of business on December 7, 2012 ("Closing Date"). The Closing Date may be postponed if the Fund has not yet obtained the requisite vote needed to approve the Reorganization or for any other reason as the parties may agree. As a result of the Reorganization, each shareholder of the International Equity Fund will become the owner of the number of full and fractional shares of the Core Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's International Equity Fund shares as of the close of business on the Closing Date. Shareholders of Class A, C, and Y shares of the International Equity Fund, as applicable, will receive Class A, C and Y shares, respectively, of the Core Equity Fund. Shareholders of Class B and K shares of the International Equity Fund will receive Class A shares of the Core Equity Fund without the imposition of any sales charge normally applicable to purchases of Class A shares. See "Information About the Reorganization" below.

For the reasons set forth below under "Reasons for the Reorganization," the Board of Trustees of MST, including all of the Trustees deemed to be "independent", to the extent such Trustees are not considered to be "interested persons" of the International Equity Fund ("Independent Trustees") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), has concluded that (1) the Reorganization would be in the best interests of the International Equity Fund, (2) the interests of the International Equity Fund's existing shareholders would not be diluted as a result of the Reorganization, and (3) the Reorganization Agreement should be submitted to shareholders of the International Equity Fund for approval. The Board of Trustees of MST has also approved the Reorganization on behalf of the Core Equity Fund.

The Board recommends that you vote "FOR" the proposed Reorganization Agreement effecting the Reorganization.

Comparison of Fees and Expenses

The following table compares the fees and expenses of each class of the International Equity Fund and the Core Equity Fund for the fiscal year ended June 30, 2012.

In approving the proposed Reorganization, the Board considered that, after the Reorganization, shareholders in each class of the Core Equity Fund would be subject to lower net total fees and expenses than the current fees and expenses charged to the corresponding class of the International Equity Fund. (The projected figures in the table below reflect the effect of the Reorganization on shareholder fees and expenses.)

The table below provides information based on the fiscal year ended June 30, 2012 without adjustments for changes in net assets and expenses.

•  In Columns 1 and 2 reflect the actual fees and expenses for each class of the International Equity Fund and the Core Equity Fund, respectively, for the fiscal year ended June 30, 2012.

•  In Column 3 reflects the pro forma fees and expenses of the combined Core Equity Fund merged with the International Equity Fund, as if the Reorganization had occurred as of June 30, 2012.

•  Please note that the table below provides information that demonstrates that the combined pro forma expenses of each class of the Core Equity Fund are projected to be lower, on a net basis, than the corresponding or designated class of the International Equity Fund.

TABLE – FEES AND EXPENSES

	International Equity Fund		Core Equity Fund		Combined Pro Forma: Core Equity Fund
Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.80%		0.80%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses	1.01%		4.73%		1.20%
Total Annual Fund Operating Expenses Before Waivers and/or Expense Reimbursements	1.76%		5.53%		2.00%
Fee Waiver and/or Expense Reimbursement	N/A		-4.31	%(a)	-0.78	%(a)
Total Net Annual Fund Operating Expenses After Waivers and/or Reimbursements	1.76%		1.22	%(a)	1.22	%(a)
Class A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5	%(b)	5.5	%(b)	5.5	%(b)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(c)		None(c)		None(c)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.80%		0.80%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	1.01%		4.73%		1.20%
Total Annual Fund Operating Expenses Before Waivers and/or Expense Reimbursements	2.01%		5.78%		2.25%
Fee Waiver and/or Expense Reimbursement	N/A		-4.31	%(a)	-0.78	%(a)
Total Net Annual Fund Operating Expenses After Waivers and/or Reimbursements	2.01%		1.47	%(a)	1.47	%(a)

TABLE – FEES AND EXPENSES

	International Equity Fund		Core Equity Fund		Combined Pro Forma: Core Equity Fund
Class B Shares(d)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		N/A		N/A
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	5	%(e)	N/A		N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		N/A		N/A
Distribution and/or Service (12b-1) Fees	1.00%		N/A		N/A
Other Expenses	1.01%		N/A		N/A
Total Annual Fund Operating Expenses Before Waivers and/or Expense Reimbursements	2.76%		N/A		N/A
Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A
Total Net Annual Fund Operating Expenses After Waivers and/or Reimbursements	2.76%		N/A		N/A
Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1	%(f)	1	%(f)	1	%(f)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.80%		0.80%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	1.01%		4.77%		1.20%
Total Annual Fund Operating Expenses Before Waivers and/or Expense Reimbursements	2.76%		6.57%		3.00%
Fee Waiver and/or Expense Reimbursement	N/A		-4.35	%(a)	-0.78	%(a)
Total Net Annual Fund Operating Expenses After Waivers and/or Reimbursements	2.76%		2.22	%(a)	2.22	%(a)

TABLE – FEES AND EXPENSES

	International Equity Fund	Core Equity Fund	Combined Pro Forma: Core Equity Fund
Class K Shares(g)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	N/A	N/A
Distribution and/or Service (12b-1) Fees	0.00%	N/A	N/A
Other Expenses	1.22%	N/A	N/A
Total Annual Fund Operating Expenses Before Waivers and/or Expense Reimbursements	1.97%	N/A	N/A
Fee Waiver and/or Expense Reimbursement	N/A	N/A	N/A
Total Net Annual Fund Operating Expenses After Waivers and/or Reimbursements	1.97%	N/A	N/A

(a) Pursuant to an Expense Limitation Agreement, MCM has agreed contractually through at least October 31, 2013 to waive or limit fees or to assume other expenses of the International Fund-Core Equity so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 1.47% for Class A shares, 2.22% for Class C shares, 1.22% for Class Y shares and 0.96% for Class I shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level. In addition, the Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (other than those excluded for purposes of the Expense Limitation Agreement) of the Fund to exceed the limits stated above and the Board of Trustees has approved in advance such reimbursement to MCM.

(b) The sales charge declines as the amount invested increases.

(c) A 1.00% deferred sales charge, also known as a CDSC, applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if your broker or financial intermediary received a sales commission on the purchase.

(d) Under the Agreement and Plan of Reorganization, shareholders of Class B shares of the International Equity Fund will receive Class A shares of the Core Equity Fund without the imposition of any sales charge normally applicable to purchases of Class A shares.

(e) A deferred sales charge, also known as a CDSC, applies to redemptions of Class B shares within six years of purchase and declines over time.

(f) A deferred sales charge, also known as a CDSC, applies to redemptions of Class C shares within one year of purchase.

(g) Under the Agreement and Plan of Reorganization, shareholders of Class K shares of the International Equity Fund will receive Class A shares of the Core Equity Fund.

Expense Example (based on expenses in the table above)

The example is intended to help you compare the cost of investing in each Fund, and the Funds combined, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class Y Shares	1 Year	3 Years	5 Years	10 Years
International Equity Fund	$179	$554	$954	$2,073
Core Equity Fund	$124	$1,266	$2,396	$5,168
Pro Forma: Combined Core Equity Fund	$124	$552	$1,006	$2,265

Class A Shares

International Equity Fund	$743	$1,146	$1,573	$2,759
Core Equity Fund	$691	$1,814	$2,918	$5,606
Pro Forma: Combined Core Equity Fund	$691	$1,144	$1,621	$2,935

Class B Shares* (Assuming

You Sold Your Shares at the

End of the Period)

International Equity Fund	$779	$1,156	$1,659	$2,910
Pro Forma: Combined Core Equity Fund (Class A*)	$141	$594	$1,071	$2,385

Class B Shares* (Assuming

You Stayed in the Fund)

International Equity Fund	$279	$856	$1,459	$2,910
Pro Forma: Combined Core Equity Fund (Class A*)	$141	$594	$1,071	$2,385

Class C Shares (Assuming You Sold Your Shares at the End of the Period)	1 Year	3 Years	5 Years	10 Years
International Equity Fund	$379	$856	$1,459	$3,090
Core Equity Fund	$325	$1,554	$2,842	$5,890
Pro Forma: Combined Core Equity Fund	$325	$854	$1,509	$3,263

Class C Shares (Assuming

You Stayed in the Fund)

International Equity Fund	$279	$856	$1,459	$3,090
Core Equity Fund	$225	$1,554	$2,842	$5,890
Pro Forma: Combined Core Equity Fund	$225	$854	$1,509	$3,263

Class K Shares*

International Equity Fund	$200	$618	$1,062	$2,296
Pro Forma: Combined Core Equity Fund (Class A*)	$141	$594	$1,071	$2,385

* Under the Agreement and Plan of Reorganization, shareholders of Class B and Class K shares of the International Equity Fund will receive Class A shares of the Core Equity Fund without the imposition of any sales charge normally applicable to purchases of Class A shares. The pro forma expenses shown for the Class A shares to be received by such shareholders do not include the front-end sales charge (load) applicable to Class A shares. Any additional shares purchased subsequent to the Reorganization by such shareholders would be subject to the front-end sales charge (load) applicable to Class A shares.

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Funds on reinvested dividends and other distributions.

In conjunction with the Reorganization, we expect that a substantial portion of the International Equity Fund's holdings will be liquidated and securities that the portfolio management team for the Core Equity Fund believes to be more in line with those held by the Core Equity Fund will be purchased. The brokerage fees and similar transaction fees and expenses that will be incurred to accomplish such sales and purchases are expected to be between approximately $73,400 and $95,700, depending on the extent to which stamp duty fees in non-U.S. jurisdictions can be avoided. Any such brokerage fees and expenses will be borne by the International Equity Fund if such sales and purchases are completed prior to the Reorganization and will be borne by the

Core Equity Fund if such sales and purchases are completed following the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies

This section contains a brief discussion and comparison of the investment objectives and principal investment strategies of the International Equity Fund and the Core Equity Fund. Additional comparative information of the Funds' investment strategies and risks, as well as differences among their fundamental investment restrictions, can be found below under "Comparison of Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds" and in Appendix A.

International Equity Fund. The International Equity Fund's investment objective is to provide long-term capital appreciation. The International Equity Fund invests, under normal circumstances, at least 80% of its assets in equity securities, an investment strategy that may not be changed without 60 days' prior notice to shareholders. The International Equity Fund invests primarily in foreign securities by targeting the portfolio's country and sector weightings to remain within certain ranges when compared with the MSCI Europe, Australasia, Far East Index ("MSCI EAFE Index"). Although this approach is intended to help the Fund manage its volatility by concentrating its investments in countries within the MSCI EAFE Index, the International Equity Fund invests in a minimum of 10 countries. The International Equity Fund uses a highly quantitative approach to investing pursuant to which stocks are selected based on fundamental factors that MCM believes are effective predictors of stock performance. The International Equity Fund tends to invest mostly in larger-capitalization companies, but there is no limit on the market capitalization in which the International Equity Fund may invest, and it may invest in small-, mid- and large-capitalization companies. The International Equity Fund's investments include depositary receipts. The International Equity Fund may use futures contracts and/or exchange-traded funds ("ETFs") to manage cash.

Core Equity Fund. The Core Equity Fund's investment objective is to provide long-term growth of capital. The Core Equity Fund invests, under normal circumstances, at least 80% of its assets in equity securities, an investment strategy that may not be changed without 60 days' prior notice to shareholders. The Core Equity Fund invests primarily in securities of companies in countries represented in the MSCI All Country World Index ex U.S. ("MSCI ACWI ex U.S. Index") (although the Core Equity Fund may invest in securities of companies from other countries). The Core Equity Fund does not have a principal investment strategy that relates to volatility management, although the Fund allocates its investments to countries and sectors in close approximation to the country and sector allocations of the MSCI ACWI ex U.S. Index. The Core Equity Fund will be invested in a minimum of 10 countries. The Core Equity Fund uses a bottom-up investment approach that emphasizes stock selection and involves a combination of quantitative and qualitative, fundamental analysis. The Core Equity Fund seeks a diversified portfolio that, as compared with the MSCI ACWI ex U.S. Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend. There is no limit on the market capitalization in which the Core Equity Fund may invest, and it may invest in small-, mid- and large-capitalization companies. The Core Equity Fund may use futures contracts and/or ETFs to manage cash.

Performance of the International Equity Fund and the Core Equity Fund

The bar charts and tables below provide some indication of the risk of an investment in the Funds by showing the Funds' performance and by showing the Funds' average annual total returns for one-year, five-year, ten-year and since inception periods, as available, compared to those of broad-based securities market indexes. When you consider this information, please remember the Funds' performance in past years (before and after taxes) is not necessarily an indication of how the Funds will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.

The annual returns in the bar charts are for each Fund's least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.

Please see "Summary Comparison of Fees and Expenses" above for information about the difference between the fees and expenses of each Fund.

When you consider this information, please remember that each Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

INTERNATIONAL EQUITY FUND
CLASS Y SHARES TOTAL RETURN (%)
per calendar year

YTD through 6/30/12:	2.03%
Best Quarter:	32.66%	(quarter ended 6/30/09)
Worst Quarter:	-19.59%	(quarter ended 9/30/02)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2011 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
CLASS Y (Inception 12/1/91)
Return Before Taxes	-14.51	-5.28	4.29	5.11
Return After Taxes on Distributions	-14.56	-5.81	3.91	4.29
Return After Taxes on Distributions and Sale of Fund Shares	-8.56	-4.13	3.98	4.34
MSCI EAFE Index* (Net Dividends) (reflects no deductions for fees, expenses or taxes)	-12.14	-4.72	4.67	4.80
CLASS A (Inception 11/30/92)
Return Before Taxes	-14.71	-5.51	4.02	4.81
MSCI EAFE Index* (Net Dividends) (reflects no deductions for fees, expenses or taxes)	-12.14	-4.72	4.67	5.53
CLASS B (Inception 3/9/94)
Return Before Taxes	-15.38	-6.22	3.40	3.36
MSCI EAFE Index* (Net Dividends) (reflects no deductions for fees, expenses or taxes)	-12.14	-4.72	4.67	4.04

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2011 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
CLASS C (Inception 9/29/95)
Return Before Taxes	-15.34	-6.21	3.26	2.92
MSCI EAFE Index* (Net Dividends) (reflects no deductions for fees, expenses or taxes)	-12.14	-4.72	4.67	3.75
CLASS K (Inception 11/23/92)
Return Before Taxes	-14.79	-5.52	4.03	4.87
MSCI EAFE Index* (Net Dividends) (reflects no deductions for fees, expenses or taxes)	-12.14	-4.72	4.67	5.52

CORE EQUITY FUND
CLASS Y SHARES TOTAL RETURN (%)
per calendar year

YTD through 6/30/12:	5.06%
Best Quarter:	21.92%	(quarter ended 6/30/09)
Worst Quarter:	-23.95%	(quarter ended 9/30/08)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2011 (including maximum sales charges)	1 Year %	Since Inception %
CLASS Y (Inception 8/16/07)
Return Before Taxes	-15.67	-10.18
Return After Taxes on Distributions	-16.36	-10.42
Return After Taxes on Distributions and Sale of Fund Shares	-9.07	-8.14
MSCI ACWI ex U.S. Index** (Net Dividends) (reflects no deductions for fees, expenses or taxes)	-13.71	-3.96
CLASS A (Inception 8/16/07)
Return Before Taxes	-15.86	-10.37
MSCI ACWI ex U.S. Index** (Net Dividends) (reflects no deductions for fees, expenses or taxes)	-13.71	-3.96
CLASS C (Inception 8/16/07)
Return Before Taxes	-16.55	-11.11
MSCI ACWI ex U.S. Index** (Net Dividends) (reflects no deductions for fees, expenses or taxes)	-13.71	-3.96
CLASS I (Inception 8/16/07)
Return Before Taxes	-15.61	-9.98
MSCI ACWI ex U.S. Index** (Net Dividends) (reflects no deductions for fees, expenses or taxes)	-13.71	-3.96

* The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors).

** The MSCI ACWI ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Returns provided for the MSCI ACWI ex U.S. Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors).

You cannot invest directly in an index, securities in a Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index's returns.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C, I and K shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Purchase, Redemption, Exchange and Conversion Policies

Each Fund is subject to certain minimum investment requirements and charges in connection with purchases, redemptions and exchanges of shares. Waivers may be available in certain types of transactions and to certain types of investors. For details on how to purchase, exchange, redeem or convert shares of the Core Equity Fund, see "Appendix C—How to Purchase, Sell, Exchange and Convert Shares."

Dividends and Distributions

Each Fund declares and pays dividends from net investment income, if any, and distributes net realized capital gains, if any, at least annually. Dividends are generally subject to federal income tax. For each Fund, unless the shareholder elects to be paid in cash, all dividends and distributions are reinvested automatically in additional shares of the respective Funds at NAV, without any front-end or CDSC. Following the Reorganization, shareholders of the International Equity Fund that have elected to receive distributions in cash will continue to receive distributions in cash from the Core Equity Fund. See "Appendix C—How to Purchase, Sell, Exchange and Convert Shares" for a further discussion regarding the distribution policies of the Core Equity Fund.

Tax Consequences

Completion of the Reorganization is subject to the International Equity Fund receiving an opinion from legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. See "Information about the Reorganization—Federal Income Tax Consequences."

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF INVESTING IN THE FUNDS

The following discussion comparing investment objectives, principal investment strategies and risks of the International Equity Fund and the Core Equity Fund is based upon, and qualified in its entirety by, the description of the respective investment objectives, principal investment strategies and risks set forth in the Prospectus of the International Equity Fund dated October 29, 2011, as amended and restated July 5, 2012 and the Prospectus of the Core Equity Fund dated October 29, 2011 as amended and restated on July 5, 2012. Please also refer to the additional comparative information provided in Appendix A for a description of the Funds' other investment strategies and risks and differences in fundamental investment restrictions.

Investment Objectives

The International Equity Fund's investment objective is to provide long-term capital appreciation. The Core Equity Fund's investment objective is to provide long-term growth of capital.

Principal Investment Strategies

The principal investment strategies of the Funds are compatible, although not identical. The principal investment strategies of each Fund are more fully described below.

International Equity Fund. For the International Equity Fund, MCM pursues long-term capital appreciation in the Fund by investing primarily in foreign securities, i.e., non-U.S. dollar-denominated securities traded out of the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. Under normal circumstances, at least 80% of the International Equity Fund's assets will be invested in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants, including depositary receipts for such securities). This investment strategy may not be changed without 60 days' prior notice to shareholders. For purposes of this investment strategy, assets of the International Equity Fund means net assets plus the amount of any borrowings for investment purposes.

MCM employs a highly quantitative approach to investing. Stocks are selected based on fundamental factors that MCM believes are effective predictors of stock performance. In an effort to manage the volatility of the International Equity Fund's performance, country and sector weightings are targeted to remain within specific ranges as compared to the MSCI EAFE Index.

Accordingly, the Fund may concentrate its investments within one or more countries or geographic regions; however, the International Equity Fund will be invested in a minimum of ten countries.

Utilizing a variety of quantitative analyses, MCM seeks to identify foreign stocks that offer favorable risk-adjusted returns over time. Securities in which the International Equity Fund invests will primarily be from countries represented in the MSCI EAFE Index universe, but may also include larger-capitalization companies in other countries.

Core Equity Fund. For the Core Equity Fund, MCM pursues long-term growth of capital in the Fund by investing primarily in securities of companies in countries represented in the MSCI ACWI ex U.S Index., but may also invest in companies from other countries. Under normal circumstances, at least 80% of the Core Equity Fund's assets will be invested in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants). This investment strategy may not be changed without 60 days' prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

For the Core Equity Fund, MCM employs a bottom-up investment approach that emphasizes individual stock selection. MCM's investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI ACWI Index ex U.S., tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

The Core Equity Fund's investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the MSCI ACWI Index ex U.S., which concentrates its exposure in one or more countries, regions or sectors. The Core Equity Fund will, however, be invested in a minimum of ten countries.

There is no limit on the market capitalization in which the International Equity Fund or the Core Equity Fund may invest; therefore, each Fund's investments may include small-, mid- and large-capitalization companies.

From time to time, MCM will use futures contracts and/or ETFs to manage cash for both the International Equity Fund and the Core Equity Fund.

The Funds have also adopted certain fundamental investment restrictions, which may not be changed without shareholder approval. The Funds' fundamental investment restrictions are identical. See Appendix A for a side-by-side comparison of the Funds' fundamental investment restrictions.

Principal Investment Risks

All investments carry some degree of risk that will affect the value of the Funds' portfolio investments, their investment performance and the Funds' price per share. As a result, you may lose money if you invest in the Funds. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Principal Risk Factors Common to Each Fund

Each Fund shares the following principal investment risks:

Stock Market Risk

The value of the equity securities in which the Funds invest may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Funds' investments may decline if the particular companies in which the Funds invest do not perform well in the market.

Growth Investing Risk

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

Geographic Focus Risk

The Funds may invest a substantial portion of their assets within one or more countries or geographic regions. When the Funds focus their investments in a country or countries, they are particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting those countries. Additionally, the Funds' performance may be more volatile when the Funds' investments are focused in a country or countries.

Smaller Company Stock Risk

Small or medium-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. Prices of small or medium-sized companies tend to be more volatile than those of larger companies and small or medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

ETF Risk

ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF's operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Risk Factors Unique to the International Equity Fund

The International Equity Fund is also subject to the following additional principal investment risks.

Foreign Securities Risk

Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded.

Risk Factors Unique to the Core Equity Fund

The Core Equity Fund is also subject to the following additional principal investment risks.

Foreign Securities Risk

Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded.

Emerging Markets Investing Risk

There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines.

Value Investing Risk

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

Derivatives Risk

Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative's counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices.

INFORMATION ABOUT THE REORGANIZATION

Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Appendix D. The Reorganization Agreement provides that the Core Equity Fund will acquire all of the assets, subject to all of the liabilities, of the International Equity Fund in exchange for corresponding or designated shares of the Core Equity Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur as of the Closing Date. The Closing Date may be postponed if the Fund has not yet obtained the requisite vote needed to approve the Reorganization or for any other reason as the parties may agree. The net asset value ("NAV") per share of the International Equity Fund and the NAV per share of the Core Equity Fund will be determined by dividing each Fund's assets, less liabilities, by the total number of its outstanding shares.

Each Fund utilizes State Street Bank and Trust Company, the sub-administrator for each Fund, to calculate the NAV for its shares and classes, as applicable. The method of valuation that is employed to value the securities of each Fund is in accordance with the procedures described in the prospectuses for each Fund, which are consistent with Rule 22c-1 under the 1940 Act and with the interpretations of such rule by the SEC. The number of full and fractional shares of the Core Equity Fund you will receive in the applicable Reorganization will be equal in value to the value of your shares of the International Equity Fund as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the Closing Date.

As promptly as practicable after the Closing Date, the International Equity Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the NYSE on the Closing Date the shares of the Core Equity Fund received by the International Equity Fund in the Reorganization. The International Equity Fund will accomplish the liquidation and distribution with respect to each class of the International Equity Fund's shares by the transfer of the Core Equity Fund shares then credited to the account of the International Equity Fund on the books of the Core Equity Fund to open accounts on the share records of the Core Equity Fund in the names of the International Equity Fund's shareholders.

The aggregate NAV of Class A, A, C, A or Y shares of the Core Equity Fund that will be credited to shareholders of Class A, B, C, K and Y of the International

Equity Fund, respectively, will, with respect to each corresponding or designated share class, be equal to the aggregate NAV of the corresponding shares of the International Equity Fund owned by shareholders of the International Equity Fund on the on the Closing Date. All issued and outstanding shares of the International Equity Fund will simultaneously be canceled on the books of the International Equity Fund. The Core Equity Fund will not issue certificates representing the Class A, C or Y shares of the Core Equity Fund issued in connection with such transaction. After such distribution, MST will take all necessary steps under Delaware law, MST's Declaration of Trust and By-Laws, and any other applicable laws or regulations to effect a complete dissolution of the International Equity Fund.

The Board has determined that the interests of shareholders of the International Equity Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the International Equity Fund and its shareholders.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization by mutual written agreement of the parties or by action of one party or the other under other limited circumstances as provided in the Reorganization Agreement. If the Reorganization is approved by shareholders but is NOT completed for any reason, including termination of the Reorganization prior to the Closing Date by mutual agreement of the parties or for failure of either party to satisfy a condition required by the Reorganization Agreement for the closing to be completed, the International Equity Fund and the Core Equity Fund will continue to operate separately, and MCM and the Board of Trustees of MST will determine what additional steps may be appropriate and in the best interests of the International Equity Fund and its shareholders, including but not limited to liquidation of the International Equity Fund.

The Reorganization Agreement provides that the International Equity Fund and MST, on behalf of the Core Equity Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of the Fund, other than the requirements that: (1) the Reorganization Agreement be approved by shareholders of the International Equity Fund in accordance with the provision of the Declaration of Trust and By-laws of the International Equity Fund, applicable state law and the 1940 Act; and (2) the International Equity Fund and the Core Equity Fund receive the opinion of counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

Shareholders of the International Equity Fund as of the Closing Date will receive shares of the Core Equity Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above and more fully in Appendix D. Each such share will be fully paid and non-assessable when issued.

Description of the Core Equity Fund's Shares

Full and fractional shares of the corresponding or designated class of shares of the Core Equity Fund will be issued to the International Equity Fund's shareholders in accordance with the procedures detailed in the applicable Reorganization Agreement. Shareholders of Class B and K shares of the International Equity Fund will receive Class A shares of the Core Equity Fund in connection with the Reorganization without the imposition of any sales charge normally applicable to purchases of Class A shares. The Core Equity Fund does not issue share certificates. The shares of the Core Equity Fund to be issued to International Equity Fund's shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights, as more fully described in "Appendix C—How to Purchase, Sell, Exchange and Convert Shares." Please note that the Core Equity Fund offers an additional share class that is not described in this Proxy Statement/Prospectus.

Reasons for the Reorganization

The primary reasons for the proposed Reorganization of the International Equity Fund are to seek to provide the International Equity Fund's shareholders with (i) potentially improved performance, (ii) lower net total expenses, (iii) greater assets under management in a single fund by combining two funds with similar investment objectives and similar investment strategies into a single fund, and (iv) an enhanced ability to eliminate certain costs of running the International Equity Fund and Core Equity Fund separately.

On September 11, 2012, the Board of Trustees of MST unanimously voted to approve the Reorganization between the International Equity Fund and the Core Equity Fund. The Board concluded that the Reorganization would be in the best interests of each of the International Equity Fund and Core Equity Fund and their shareholders, and that neither the interests of the International Equity Fund's shareholders nor the interests of the Core Equity Fund's shareholders would be diluted as a result of the Reorganization.

In arriving at their conclusions, the Board considered, among other things, the following facts:

•  The investment objectives and strategies of the Funds are similar but not identical;

•  Each class of the surviving Core Equity Fund would be subject to net total fees and expenses that are lower than the current fees and expenses charged to the corresponding or designated class of the International Equity Fund and, through October 31, 2013, MCM has contractually agreed to waive or limit fees or to assume other expenses so that the total annual operating expenses of each share class of the surviving Core Equity Fund does not exceed its current level;

•  The Reorganization is not expected to have any adverse impact on the expense ratios of the Core Equity Fund;

•  As of June 30, 2012, the Core Equity Fund has outperformed the International Equity Fund in absolute terms over the year-to-date, one-year and three-year periods (absolute comparisons over longer time periods are not possible in light of the date of the Core Equity Fund's commencement of operations); and

•  The terms of the Reorganization Agreement state that the costs of the Reorganization will be borne by MCM (other than brokerage fees and similar transaction fees and expenses associated with the purchase and sale of portfolio securities, which will be borne by the relevant Fund).

In addition to the information described above, MCM also provided information to the Board concerning: (1) the specific terms of the Reorganization, including information regarding current comparative and current pro forma expense ratios; (2) detailed comparisons of the Funds' investment objectives, strategies, restrictions, and performance; (3) comparative information concerning the existing holdings of each Fund; (4) the expectation that the Reorganization will constitute a tax-free reorganization for federal income tax purposes; and (5) alternatives to the Reorganization considered by MCM.

In light of the foregoing considerations, the Board of Trustees of MST unanimously concluded that (1) participation in the proposed Reorganization is in the best interests of each Fund; and (2) the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) the Internal Revenue Code of 1986, as amended ("Code"), with no gain or loss recognized as a consequence of the Reorganization by the Core Equity Fund, the International Equity Fund or the shareholders of the International Equity Fund. As a condition to the closing of the Reorganization, the International Equity Fund will receive a legal opinion from counsel to that effect. That opinion will be based upon certain representations and warranties made by the International Equity Fund and the Core Equity Fund and certifications received from each of the Funds and certain of their service providers.

Immediately prior to the Reorganization, the International Equity Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the International Equity Fund's investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforwards). Such dividends will be included in the taxable income of the International Equity Fund's shareholders.

As of June 30, 2012, the International Equity Fund and the Core Equity Fund had unused capital loss carryovers of approximately $35.5 million and $5.1 million, respectively. Capital loss carryovers are considered valuable because they can offset a fund's future taxable income and thus reduce the required taxable amount distributable to fund shareholders.

The proposed Reorganization will affect the use of the capital loss carryovers in two respects. The first concerns the "sharing" of them with the shareholders of the Core Equity Fund. If there was no Reorganization, the capital loss carryovers would inure solely to the benefit of the shareholders of the International Equity Fund. If the Reorganization occurs, the carryovers of the International Equity Fund carry over (subject to the limitations described below) to the Core Equity Fund. That means that any resulting tax benefits inure to all shareholders of the Core Equity Fund (i.e., pre-Reorganization shareholders of the International Equity Fund and pre-Reorganization shareholders of the Core Equity Fund). However, such shareholders would also obtain the benefit of capital loss carryovers of the Core Equity Fund, subject to the limitations below.

The second manner in which the Reorganization will affect the use of the capital loss carryovers concerns certain limitations imposed under the Code with respect to the use of these losses. Very generally, when more than 50% of the stock of a "loss corporation" such as the International Equity Fund is acquired (as would be the case here with respect to the Core Equity Fund), the Code imposes various limitations on the use of loss carryovers following the Reorganization. The amount of such loss carryovers that can be used each year to offset post-acquisition income is generally limited to an amount equal to the "federal long-term tax-exempt rate" (the applicable rate for September, 2012 is 2.8%) multiplied by the value of the "loss corporation's" equity. Furthermore, capital losses may generally be carried forward for only eight (8) years in the case of regulated investment companies (such as the Funds). For the Core Equity Fund, the annual limit would be approximately $24,000 (based on the total value of the Core Equity Fund as of August 9, 2012) and these limitations would result in a forfeiture of the ability to use substantially all of the Core Equity Fund's capital losses. However, the Reorganization is not expected to affect the amount of capital loss carryovers of the International Equity Fund that are available to Core Equity Fund after the Reorganization.

Any restrictions on the utilization of capital loss carry forwards will depend on the facts and circumstances at the time of the closing of the Reorganization. Further, there is no assurance that such losses would be used even in the absence of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization.

Comparison of Rights of Shareholders

Both the International Equity Fund and the Core Equity Fund are series of MST, which is organized as a Delaware statutory trust. Both International Equity Fund and Core Equity Fund are governed by the same Declaration of Trust, By-laws and Board of Trustees. As such, there are no material differences in the rights of either Fund's shareholders.

Shareholder Matters

Shareholder liability is generally limited for shareholders of MST. MST imposes no requirement for shareholder approval of a proposed merger, reorganization, sale of assets, etc., of a Fund. Shareholder approval may be required, however, under the federal securities laws. Neither of the Funds hold annual shareholder meetings. The 1940 Act requires that a shareholder meeting be called for the purpose of electing Trustees at such time as fewer than a majority of Trustees holding office have been elected by shareholders. Other than special meetings called by the Trustees of MST or by MST's President or Secretary in accordance with the By-Laws of MST, meetings of the shareholders of either Fund may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least 10% of the outstanding shares of the applicable Fund entitled to vote at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to MST the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary of MST shall determine and specify to such shareholders.

Under the laws of the State of Delaware, shareholders of the International Equity Fund and the Core Equity Fund do not have appraisal rights in connection with a combination or acquisition of the assets of another fund.

The foregoing is only a summary of certain characteristics of the operations of MST, its relevant corporate governance documents and state law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing each Fund for a more thorough description.

Capitalization

The following table shows the capitalization as of June 30, 2012 of the International Equity Fund, the Core Equity Fund and on a pro forma basis giving effect to the proposed acquisition of assets at NAV.

	As of June 30, 2012
Class A Shares	International Equity Fund (Class A)	International Equity Fund (Class B*)	International Equity Fund (Class K**)	International Fund-Core Equity (Class A)	Pro Forma (Class A)
Net Assets	9,164,401	376,899	3,315,343	183,712	13,040,355
Net asset value per share	11.87	11.26	11.87	5.61	5.61
Shares outstanding	771,915	33,474	279,343	32,730	2,324,484

	As of June 30, 2012
Class C Shares	International Equity Fund	International Fund-Core Equity	Pro Forma
Net Assets	1,435,736	16,138	1,451,874
Net asset value per share	11.41	5.57	5.57
Shares outstanding	125,848	2,895	260,660

	As of June 30, 2012
Class Y Shares	Equity Fund	International International Equity	Fund-Core Pro Forma
Net Assets	28,063,073	1,969,242	30,032,315
Net asset value per share	12.05	5.61	5.61
Shares outstanding	2,328,770	350,928	5,353,354

* Under the Agreement and Plan of Reorganization, shareholders of Class B shares of the International Equity Fund will receive Class A shares of the Core Equity Fund without the imposition of any sales charge normally applicable to purchases of Class A shares.

** Under the Agreement and Plan of Reorganization, shareholders of Class K shares of the International Equity Fund will receive Class A shares of the Core Equity Fund without the imposition of any sales charge normally applicable to purchases of Class A shares.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Investment Advisor

Founded in 1985, Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor to each of the International Equity Fund and the Core Equity Fund. As of June 30, 2012, MCM had approximately $12.5 billion in assets under management.

MCM provides overall investment management for the Funds, and provides research and credit analysis concerning the Funds' portfolio securities and is responsible for all purchases and sales of the Funds' portfolio securities. Pursuant to a combined investment advisory agreement between MCM and MST, on behalf of the Core Equity Fund and the International Equity Fund, Core Equity Fund pays MCM an advisory fee of 0.75% of average daily net assets and the Core Equity Fund pays MCM an advisory fee of 0.80% of the first $1 billion of average daily net assets; and 0.75% of the average daily net assets in excess of $1 billion. MCM has contractually agreed, through October 31,

2013, to waive or limit fees or to assume other expenses so that the surviving Core Equity Fund's total annual operating expenses for each of its classes of shares does not exceed their current total annual operating expenses.

Portfolio Managers

A team of professionals employed by MCM makes investment decisions for the International Equity Fund. The team consists of Peter J. Collins and Brian E. Kozeliski. Mr. Kozeliski has primary responsibility for day-to-day management of the Fund, including maintenance of the quantitative model used in selecting investments for the Fund. Mr. Collins provides support in managing the Fund, particularly with respect to maintenance of the quantitative model.

Peter J. Collins, Senior Equity Analyst, joined MCM in 2007 and has been a member of the International Equity Fund's portfolio management team since June 2009. He has been a member of the team managing MCM's international core and international small-cap equity disciplines, as lead analyst of the energy and utilities sectors for the team, since 2007. He also has been co-manager of MCM's emerging markets equity strategy since 2011. Immediately prior to joining MCM, Mr. Collins was a Research Analyst for The Boston Company Asset Management (including its predecessor firms), where he had served on the international equity team since 2000.

Brian E. Kozeliski, CFA, CAIA, FRM, Director, Quantitative and Risk Analysis and Senior Portfolio Manager, has been a member of the International Equity Fund's portfolio management team since 2000. He also provides quantitative research, including attribution analysis, for all of MCM's equity investment disciplines as leader of MCM's quantitative support group. Mr. Kozeliski joined MCM in 1999 and was a member of MCM's World Asset Management division (a division focused on indexed and quantitative investing), providing analytical and trading support for World Asset Management's complete equity product line until 2005. In March 2005, he joined MCM's quantitative international equity team. He was appointed Director, Quantitative and Risk Analysis and Senior Portfolio Manager of MCM in February 2011.

A separate team of professionals employed by MCM makes investment decisions for the Core Equity Fund. The primary members of the portfolio management team for the Fund are Peter S. Carpenter and Jeffrey R. Sullivan. Mr. Carpenter is the lead portfolio manager and has final investment authority for the Fund. Mr. Carpenter and Mr. Sullivan receive analytical support from other members of the international equity team who have provided assistance with the Fund since its inception in 2007.

Peter S. Carpenter, CFA, Senior Portfolio Manager, joined MCM in 2007. He has been lead manager of the Core Equity Fund since October 2011 and was co-manager of the Fund from the Fund's inception in 2007 to October 2011. He has been lead manager of MCM's international core equity (ACWI ex US) discipline since October 2011 and he has been co-manager of MCM's international core equity (EAFE) discipline, a member of the portfolio management team for MCM's international small-cap equity discipline, and lead analyst of the consumer discretionary and industrials sectors for the international core and international small-cap equity teams since 2007. Immediately before joining MCM, Mr. Carpenter was a Senior Vice President for The Boston Company Asset Management (including its predecessor firms), where he was co-manager of their international equity products and served as an analyst for 10 years.

Jeffrey R. Sullivan, CFA, Senior Portfolio Manager, joined MCM in 2007 and has been a member of the team managing MCM's international core and international small-cap equity disciplines, including the Core Equity Fund, as lead analyst of the consumer staples and materials sectors for the international team, since 2007. He has been a member of the portfolio management team for MCM's emerging markets equity discipline, co-manager of MCM's international core equity (ACWI ex US) discipline and co-manager of MCM's international core equity (EAFE) portfolios with socially restricted mandates since 2011. Immediately before joining MCM, Mr. Sullivan was with The Boston Company Asset Management (including its predecessor firms) for nine years, where he was a Senior Vice President and Portfolio Manager and served as a co-portfolio manager for their international growth and international core II products.

Additional information about the compensation of members of each portfolio manager, other accounts managed by these individuals, and their ownership of securities in the Funds is available in the Funds' SAI dated October 29, 2011, as amended and restated on June 1, 2012.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Information about the International Equity Fund and the Core Equity Fund is included in: (1) the Prospectus of the International Equity Fund (Class A, B, C, K and Y shares) dated October 29, 2011, as amended and restated July 5, 2012; (2) the Prospectus of the Core Equity Fund (Class A, C, I and Y shares) dated October 29, 2011, as amended and restated on July 5, 2012; (3) the SAI for the International Equity Fund and Core Equity Fund dated October 29, 2011, as amended and restated on June 1, 2012; (4) the Annual Report for the International Equity Fund (Class A, B, C, K and Y shares) dated June 30, 2012; (5) the Semi-Annual Report for the International Equity Fund (Class A, B, C, K and Y shares) dated December 31, 2011; (6) the Annual Report for the Core Equity Fund (Class A, C, I and Y shares) dated June 30, 2012; and (7) the Semi-Annual Report for the Core Equity Fund (Class A, C, I and Y shares) dated December 31, 2011. Copies of each of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge for the Funds by (1) calling (800) 468-6337, (2) writing to the Funds at 480 Pierce Street, Birmingham, Michigan 48009, or (3) logging on to www.munderfunds.com.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. They may also be inspected and copied at the Chicago Regional Office of the SEC, 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549 at prescribed rates.

Required Vote

Proposal 1 – Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the International Equity Fund, as described below. See "Voting Information."

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, HAVE UNANIMOUSLY RECOMMENDED APPROVAL OF THE REORGANIZATION AGREEMENT.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy

Statement/Prospectus, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the International Equity Fund on or about [date], 2012. Only shareholders of record as of the close of business on the Record Date, [date], 2012, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the Proposal and FOR any other matters deemed appropriate.

A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the International Equity Fund at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of each of the proposals.

Proxy Solicitation

It is expected that the solicitation of proxies will be primarily by mail and by telephone. Supplemental solicitations may be made by mail or by telephone by officers and representatives of the International Equity Fund, MCM and their affiliates or The Altman Group. MCM has retained The Altman Group as the solicitor for the proxies, at an estimated cost of $[amount], plus additional expenses associated with contacting shareholders who do not vote, which are estimated at $[amount]. It is anticipated that banks, broker-dealers and other institutions will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. MCM may, upon request, reimburse banks, broker-dealers and other institutions for their expenses in forwarding proxy materials to beneficial owners.

As the Meeting date approaches, certain shareholders of the International Equity Fund may receive a telephone call from a representative of The Altman Group if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, The Altman Group representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, The Altman Group representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to The Altman Group, then The Altman Group representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder's instructions on the Proposal. Although The Altman Group representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Altman Group will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call The Altman Group immediately if his or her instructions are not correctly reflected in the confirmation.

Vote Required

Proposal 1 – Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the International Equity Fund. The vote of a majority of the outstanding voting securities means the lesser of the vote (1) of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) of more than 50% of the outstanding voting securities of the International Equity Fund. Shareholders of the International Equity Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

Quorum

The holders of thirty-three and one-third percent (33 1/3%) of the shares of the International Equity Fund that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Meeting.

Adjournments

In the event that a quorum is not present or sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to the proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of the proposal will be voted in favor of adjournment while votes cast against the proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated below, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting.

Effect of Abstentions and Broker "Non-Votes"

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting for quorum purposes but which have not been voted. Notwithstanding the foregoing, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. Accordingly, abstentions and broker non-votes will effectively be a vote against Proposal 1, for which the required vote is a percentage of the outstanding voting securities, and will have no effect on a vote for adjournment.

Share Information

There were [number] shares of the International Equity Fund outstanding as of the close of business on the Record Date. As of [date], 2012, to the knowledge of the Funds, the following shareholders owned, either beneficially or of record, 5% or more of the outstanding shares of the International Equity Fund and/or the Core Equity Fund:

Name of Fund	Name and Address of Owner	Type of Ownership	Percentage of Fund	Percentage of Class
International Equity Fund	[ ]	[Record]	[ %]	A: [ %] B: [ %] C: [ %] K: [ %] Y: [ %]

Name of Fund	Name and Address of Owner	Type of Ownership	Percentage of Fund	Percentage of Class
Core Equity Fund	[ ]	[Record]	[ %]	A: [ %] B: [ %] I: [ %] Y: [ %]

[As of the Record Date, the Trustees and executive officers of MST each owned individually, and owned collectively as a group, less than 1% of the outstanding shares of the International Equity Fund.]

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. [Under this definition, there were no control persons of the International Equity Fund as of the Record Date.]

The votes of the shareholders of the Core Equity Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Core Equity Fund will be passed upon by Dechert LLP, 1775 I Street, N.W., Washington, DC 20006.

PROPOSAL 1

THE BOARD OF TRUSTEES OF THE INTERNATIONAL EQUITY FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND APPROVAL OF THE REORGANIZATION AGREEMENT INCLUDING THE SALE OF ALL OF THE ASSETS OF THE INTERNATIONAL EQUITY FUND TO THE CORE EQUITY FUND, THE LIQUIDATION OF THE INTERNATIONAL EQUITY FUND AND THE DISTRIBUTION OF SHARES OF THE CORE EQUITY FUND TO SHAREHOLDERS OF THE INTERNATIONAL EQUITY FUND, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

APPENDIX A – FURTHER COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The following sections provide more information about each Fund's principal investment strategies and risks and about other investments, investment techniques and risks that may be applicable to the Funds. For a complete description of the Funds' principal investment strategies and principal risks please read the information provided under "Comparison of Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds" in this Proxy Statement/Prospectus.

More Information About the Funds' Principal Investment Strategies and Risks

A summary description of each Fund's principal investment strategies and risks are included this Prospectus. Below you will find additional information about each Fund's principal investment strategies and risks.

Derivatives (Core Equity Fund)

Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Core Equity Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or the Core Equity Fund's portfolio as a whole. The Core Equity Fund will not use derivatives for speculative purposes.

Derivatives Risk (Core Equity Fund)

There can be no assurance that the Core Equity Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful. The use of derivative instruments exposes the Core Equity Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Core Equity Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Core Equity Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Emerging Markets Investing (Core Equity Fund)

The Core Equity Fund may invest in emerging market country companies, which are companies in developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Emerging Markets Investing Risk (Core Equity Fund)

There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Core Equity Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Core Equity Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.

ETFs (Both Funds)

Traditional ETFs in which the Funds may invest represent a fixed portfolio of securities designed to track a particular market segment or index. The Funds may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

ETF Risk (Both Funds)

ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Funds invest in an ETF, in addition to directly bearing expenses associated with its own operations, the Funds bear their pro rata portion of the ETF's expenses. The impact of these additional expenses, if any, would be shown as part of "Acquired Fund Fees and Expenses" in the Annual Fund Operating Expenses table.

Foreign Securities (Both Funds)

The term "foreign securities" includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.

Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Foreign Securities Risk (Both Funds)

Investments by the Funds in foreign securities present risks of loss in addition to those presented by investments in U.S. securities.

Political/Economic Risk – Particularly in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Further, changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Funds' foreign investments.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the effected foreign securities for extended periods of time.

Regulatory Risk – Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Currency Risk – To the extent the Funds invest in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Funds' net asset values to fluctuate as well. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Funds' investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Funds are invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. If the Funds hold cash in foreign currencies, it may be exposed to risks independent of its securities positions.

Transaction Cost Risk – Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.

Geographic Risk – If the Funds concentrate their investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Funds' net asset value more than would be the case if the Funds had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.

Other Investments, Investment Techniques and Risks

MCM may use several types of investments or investment techniques in furtherance of a Funds' overall investment objective, which MCM does not consider part of its principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by MCM is included in the Funds' SAI dated October 29, 2011, as amended and restated on June 1, 2012.

Borrowing (Both Funds)

Each Fund may borrow from banks in an amount up to 33 1/3% of the Fund's assets, including the amount borrowed. Each Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund's total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund's custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

Borrowing Risk (Both Funds)

Borrowings by a Fund may involve leveraging. As leverage increases, the negative impact on the Fund's net asset value from a decline in value of the Fund's securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.

Derivatives (International Equity Fund)

Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The

International Equity Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or the Fund's portfolio as a whole. The International Equity Fund will not use derivatives for speculative purposes.

Derivatives Risk (International Equity Fund)

Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative's counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that the International Equity Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

The use of derivative instruments exposes the International Equity Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the International Equity Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the International Equity Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Short-Term Trading (Both Funds)

From time to time, a Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.

Short-Term Trading Risk (Both Funds)

A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from a Fund's performance.

Temporary and Defensive Investing (Both Funds)

Each Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, a Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

Temporary and Defensive Investing Risk (Both Funds)

During periods when a Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund's returns.

Comparison of Fundamental Investment Restrictions

Fundamental investment policies may only be changed by a vote of a Fund's shareholders, while a Fund's Board generally has the ability to change non-fundamental investment policies without a shareholder vote. The Funds' fundamental investment restrictions are identical.

APPENDIX B – FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Core Equity Fund's Class A, C and Y shares for the past five years ended June 30, 2012. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information for the past five years has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders, which is incorporated by reference into the SAI. Our website, www.munderfunds.com, contains the Fund's most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and SAI without charge by calling (800) 438-5789.

CLASS A SHARES(a)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)
Net asset value, beginning of period	$7.09	$5.52	$5.46	$9.36	$10.00
Income/(loss) from investment operations:
Net investment income	0.12	0.08	0.10	0.10	0.15
Net realized and unrealized gain/(loss) on investments	(1.27)	1.70	0.12	(3.81)	(0.82)
Total from investment operations	(1.15)	1.78	0.22	(3.71)	(0.67)
Less distributions:
Dividends from net investment income	(0.33)	(0.21)	(0.16)	(0.19)	—
Total distributions	(0.33)	(0.21)	(0.16)	(0.19)	—
Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00	(c)
Voluntary contribution from Advisor	—	—	—	—	0.03
Net asset value, end of period	$5.61	$7.09	$5.52	$5.46	$9.36
Total return(d)	(15.88)%	32.49%	3.87%	(40.08)%	(6.40	)%(e)
Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000's)	$184	$195	$233	$297	$14,779
Ratio of operating expenses to average net assets	1.47%	1.54%	1.61%	1.61%	1.61	%(f)
Ratio of net investment income to average net assets	1.99%	1.27%	1.54%	1.30%	1.72%(f)
Portfolio turnover rate	84%	81%	67%	52%	72%
Ratio of operating expenses to average net assets without expense reimbursements	5.78%	4.28%	2.36%	2.41%	1.92%(f)

(a) Class A shares of the Fund commenced operations on August 16, 2007.

(b) Per share numbers have been calculated using the average shares method.

(c) Amount is less than $0.005 per share.

(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e) If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (6.70)% for Class A shares.

(f) Annualized.

[Remainder of Page Intentionally Left Blank]

CLASS C SHARES(a)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)
Net asset value, beginning of period	$7.05	$5.49	$5.43	$9.30	$10.00
Income/(loss) from investment operations:
Net investment income	0.05	0.05	0.03	0.07	0.14
Net realized and unrealized gain/(loss) on investments	(1.24)	1.67	0.15	(3.82)	(0.87)
Total from investment operations	(1.19)	1.72	0.18	(3.75)	(0.73)
Less distributions:
Dividends from net investment income	(0.29)	(0.16)	(0.12)	(0.12)	—
Total distributions	(0.29)	(0.16)	(0.12)	(0.12)	—
Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00	(c)
Voluntary contribution from Advisor	—	—	—	—	0.03
Net asset value, end of period	$5.57	$7.05	$5.49	$5.43	$9.30
Total return(d)	(16.63)%	31.49%	2.92%	(40.54)%	(7.00	)%(e)
Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000's)	$16	$90	$73	$103	$204
Ratio of operating expenses to average net assets	2.22%	2.29%	2.36%	2.36%	2.36	%(f)
Ratio of net investment income to average net assets	0.82%	0.69%	0.56%	1.24%	1.69%(f)
Portfolio turnover rate	84%	81%	67%	52%	72%
Ratio of operating expenses to average net assets without expense reimbursements	6.57%	5.03%	3.14%	3.36%	2.61%(f)

(a) Class C shares and Class Y shares of the Fund commenced operations on August 16, 2007.

(b) Per share numbers have been calculated using the average shares method.

(c) Amount is less than $0.005 per share.

(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e) If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (7.30)% for Class C shares and (6.50)% for Class Y shares.

(f) Annualized.

CLASS Y SHARES(a)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)
Net asset value, beginning of period	$7.09	$5.52	$5.45	$9.38	$10.00
Income/(loss) from investment operations:
Net investment income	0.12	0.11	0.09	0.16	0.29
Net realized and unrealized gain/(loss) on investments	(1.25)	1.69	0.16	(3.87)	(0.94)
Total from investment operations	(1.13)	1.80	0.25	(3.71)	(0.65)
Less distributions:
Dividends from net investment income	(0.35)	(0.23)	(0.18)	(0.22)	—
Total distributions	(0.35)	(0.23)	(0.18)	(0.22)	—
Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00	(c)
Voluntary contribution from Advisor	—	—	—	—	0.03
Net asset value, end of period	$5.61	$7.09	$5.52	$5.45	$9.38
Total return(d)	(15.66)%	32.83%	4.14%	(40.00)%	(6.20	)%(e)
Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000's)	$1,969	$2,756	$2,317	$3,705	$3,770
Ratio of operating expenses to average net assets	1.22%	1.28%	1.36%	1.36%	1.36	%(f)
Ratio of net investment income to average net assets	2.00%	1.64%	1.38%	2.73%	3.33%(f)
Portfolio turnover rate	84%	81%	67%	52%	72%
Ratio of operating expenses to average net assets without expense reimbursements	5.53%	4.06%	2.19%	2.39%	1.63%(f)

(a) Class C shares and Class Y shares of the Fund commenced operations on August 16, 2007.

(b) Per share numbers have been calculated using the average shares method.

(c) Amount is less than $0.005 per share.

(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e) If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (7.30)% for Class C shares and (6.50)% for Class Y shares.

(f) Annualized.

APPENDIX C – HOW TO PURCHASE, SELL, EXCHANGE AND CONVERT SHARES

The information in this Appendix C describes in greater detail certain information about Class A, C, and Y shares of the Core Equity Fund and other Munder Funds. It does not provide similar information for the International Equity Fund, which is included in that Fund's Prospectus dated October 29, 2011, as amended and restated on July 5, 2012.

If you wish to obtain similar information about the International Equity Fund, you may obtain the applicable Prospectus, SAI, and/or Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Munder Funds toll-free at (800) 468-6337. To request other information about the International Equity Fund and to make shareholder inquiries, please call your financial intermediary or the Munder Funds.

SHARE CLASS ELIGIBILITY

Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y shares, you should purchase Class A shares.

Eligibility to Purchase Class A and C Shares

All investors are eligible to purchase Class A and C shares.

Eligibility to Purchase Class Y Shares

Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

- individual and institutional investors who (i) do not invest in the Munder Funds through a financial intermediary and (ii) hold their shares directly with the Munder Funds' transfer agent;

- individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Munder Funds to offer Class Y shares through a no-load network or platform;

- pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Munder Funds through a group or omnibus account;

- investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

- current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

- Munder Capital Management's investment advisory clients.

The Munder Funds may refuse any purchase orders from ineligible investors who select Class Y shares.

INVESTMENT MINIMUMS

Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Munder Funds may refuse any purchase orders that do not meet applicable investment minimums.

General Information

Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Munder Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.

In the case of group or omnibus accounts, the Munder Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Munder Funds' investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Munder Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.

We reserve the right to waive any investment minimum if the Munder Funds determine that doing so would be in the best interest of the Munder Funds and their shareholders.

We further reserve the right, upon 30 days' advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable CDSC may be applied if we redeem your account.

Class A & C Shares

Except as provided below, the minimum initial investment for Class A and C shares is $2,500 per Fund for all accounts. The Munder Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Class Y Shares

Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.

Investment Minimum Waivers and Reductions

Investment minimums do not apply to purchases of Class A, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, "eligible retirement plans and other similar group accounts" are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Munder Funds whose terms have been negotiated pursuant to procedures adopted by the Munder Funds' Board of Trustees.

Investment minimums also do not apply to investments in Class A, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, "eligible fee-based and/or advisory programs" are those which have been approved by an officer of the Munder Funds.

With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Munder Funds.

Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.

Class A & C Shares Accounts Below Minimums

For each account that you own, if your investment in Class A or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2012, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable account minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

HOW TO PURCHASE SHARES

You may purchase Class A, C or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class Y shares are only available for purchase by limited types of investors.

You may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Munder Funds' distributor can sell you shares of the Munder Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail The Munder Funds P.O. Box 9701 Providence, RI 02940	Overnight Delivery The Munder Funds 4400 Computer Drive Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.

For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Munder Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment. To obtain current wire instructions, an Account Application, your account number or more information, call (800) 438-5789.

Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer (EFT)

For new accounts, you must complete, sign and mail to the Munder Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Munder Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days' written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person's identity.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Munder Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.

Timing of Orders

Purchase orders must be received by the Munder Funds or an authorized agent of the Munder Funds, such as the Funds' transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

APPLICABLE SALES CHARGES

Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the "Sales Charges and Fees" link on the Fund's Profile Page.

Front-End Sales Charges – Class A Shares

Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price (%)	Net Amount Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

*Because of rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**No initial sales charge applies on investments of $1 million or more; however, a 1.00% CDSC applies on redemptions made within one year if your broker or financial intermediary received a sales commission at the time of purchase.

Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.

Front-End Sales Charge Waivers

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. investors that have an investment account with the Fund's investment advisor;

2. full-time employees and retired employees of the Fund's investment advisor or its affiliates, employees of the Fund's service providers, and immediate family members of the foregoing persons;

3. registered broker-dealers, financial intermediaries, or their agents or their affiliates that have entered into selling agreements with the Fund's distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Munder Funds;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund's investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;

7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC's Trust Fund/SERV system;

8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients;

9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code; and

10. financial intermediaries who have entered into an agreement with the Munder Funds, the Fund's investment advisor or the Fund's distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

You should inform the Munder Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

The Munder Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.

Front-End Sales Charge Reductions – Letters of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Munder Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.

Front-End Sales Charge Reductions – Rights of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information about Letters of Intent and Rights of Accumulation

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Munder Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Munder Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

•  shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•  shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.

For further information on sales charge reductions, call (800) 438-5789.

Contingent Deferred Sales Charges (CDSCs)

You are subject to a CDSC when you redeem:

•  Class A shares purchased within one year of redemption as part of an investment of $1 million or more if your broker or financial intermediary received a sales commission in connection with the investment; or

•  Class C shares within one year of buying them.

These time periods include the time you held Class A or C shares of another Munder Fund which you may have exchanged for Class A or C shares of the Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the 1.00% CDSC.

CDSC Waivers – Class C Shares

We will waive any otherwise applicable CDSC payable upon redemptions of Class C shares for:

•  redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration; and

•  minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus).

Other waivers of the CDSC on Class C shares may apply. Please see the Fund's SAI or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

Distribution and Service Plan Fees

The Fund has a Distribution and Service Plan with respect to its Class A and C shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A and C shares and for services provided to shareholders of Class A and C shares.

Payments made under the Plan by Class A and C shares are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A and C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class C shares to finance activities relating to the distribution of those shares.

Because the fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A and C shares of the Fund, and may cost you more than paying other types of sales charges.

Other Payments to Third Parties

In addition to paying fees under the Fund's Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund's advisor, out of its own resources, and without additional cost to the Fund or its shareholders or the Fund's distributor, from fees received pursuant to the Distribution and Service Plan or commissions received, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.

These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund's advisor or distributor may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund's distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund's distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read "Additional Compensation Paid to Intermediaries" in the SAI.

From time to time, the Fund's advisor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

HOW TO REDEEM SHARES OF THE CORE EQUITY FUND

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable CDSC.

You may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail The Munder Funds P.O. Box 9701 Providence, RI 02940	Overnight Delivery The Munder Funds 4400 Computer Drive Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day's closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make Internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A or C shares.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.

Medallion Signature Guarantees

For your protection, a medallion signature guarantee is required for the following redemption requests:

- redemption proceeds greater than $50,000;

- redemption proceeds not being made payable to the record owner of the account;

- redemption proceeds not being mailed to the address of record on the account;

- redemption proceeds being mailed to address of record that has changed within the last 30 days;

- redemption proceeds being transferred to another Munder Fund account with a different registration;

- change in ownership or registration of the account; or

- changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares.

You may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail The Munder Funds P.O. Box 9701 Providence, RI 02940	Overnight Delivery The Munder Funds 4400 Computer Drive Westborough, MA 01581

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day's closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day's closing share price.

POLICIES FOR EXCHANGING SHARES

- You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

- If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

- Class A and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

- You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

- A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

- Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

- We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

HOW TO CONVERT SHARES

You may convert Class A or C shares of the Fund to Class Y shares of the Fund, based on each class's relative NAV provided you meet the eligibility requirements for Class Y shares. For conversions of Class C shares to Class Y shares, your Class C shares must not currently be subject to any CDSCs. The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event.

Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

- We consider purchase, exchange, conversion or redemption orders to be in "proper form" when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

- We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

- At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

- We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

- We may temporarily stop redeeming shares if:

(i)  the NYSE is closed;

(ii)  trading on the NYSE is restricted;

(iii)  an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)  the SEC orders the Fund to suspend redemptions.

- We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

- We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, Munder Capital Management, the Funds' distributor nor the Funds' transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

- If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

- To limit the Funds' expenses, we no longer issue share certificates.

- Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

- Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

- We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege

For 60 days after you sell Class A or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.

You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Policies and Procedures

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund's shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund's shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.

The Munder Funds' policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund's prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of "round trip" exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds' ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the

Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that "market timing" and "excessive trading" are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

PRICING OF FUND SHARES

The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund's assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.

With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.

The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.

Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security's value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.

The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.

In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund's investment advisor in accordance with guidelines approved by the Board of Trustees.

Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange.

The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.

Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund's Board of Trustees reviews all fair valuations of the Fund's securities during a quarter at the next regularly scheduled quarterly meeting of the Board.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually . It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder's basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The SAI contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would, subject to certain limitations, generally allow you to either (i) credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would, subject to certain limitations, generally allow you to either (i) credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2012 (unless extended further by Congress).

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes on Sales, Exchanges or Conversions

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.

Other Considerations

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

Foreign Shareholders

Shareholders that are not U.S. persons are generally subject to a 30% withholding tax (or lower rate if a treaty applies) on distributions.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the "All Holdings" link on the Fund's Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the "Historical All Holdings" link on the Fund's Profile Page. The Fund may also publish other information on the Fund's Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund's policies and procedures with respect to the disclosure of information regarding the Fund's portfolio securities is available in the Fund's SAI.

APPENDIX D – FORM OF AGREEMENT AND PLAN OF REORGANIZATION

MUNDER SERIES TRUST

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this __ day of _____________, 2012, by Munder Series Trust ("MST"), a Delaware statutory trust, with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of the Munder International Fund – Core Equity ("Acquiring Fund") and on behalf of the Munder International Equity Fund ("Acquired Fund"), each a separate series of MST.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of Class A, C, and Y shares of the Acquiring Fund ("Acquiring Fund Shares") corresponding to or designated in Section 1.1 and Section 1.4 of this Agreement as the corresponding class of outstanding shares of beneficial interest of the Acquired Fund ("Acquired Fund Shares"), (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of MST, a registered investment company classified as a management investment company of the open-end type under the Investment Company Act of 1940, as amended ("1940 Act");

WHEREAS, the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of MST have determined, with respect to the Acquiring Fund, that (i) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for the corresponding Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the

Acquiring Fund and (ii) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of MST has also determined, with respect to the Acquired Fund, that (i) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for corresponding Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and (ii) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1  Subject to the requisite approval by Acquired Fund Shareholders (as defined in paragraph 3.1 below) and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefore: (a) to deliver to the Acquired Fund the number of full and fractional Class A, A, C, A, and Y Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date"). For purposes of this Agreement, and this paragraph 1.1 in particular, each of Class B shares and Class K shares of the Acquired Fund shall be deemed to correspond to Class A shares of the Acquiring Fund.

1.2  The property and assets of MST attributable to the Acquired Fund to be sold, assigned, conveyed transferred and delivered to and acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, "Assets"). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities, if any, received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the Assets transferred, which rights, stock dividends, and other securities shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such stock dividends or other distribution that remain unpaid and/or have not been received by the Acquired Fund as of the Closing Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

1.3  The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain (after reduction for any available capital loss carryover), if any, for the current taxable year through the Closing Date.

1.4  Immediately following the actions contemplated by paragraph 1.1, MST shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, MST, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund's shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 ("Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and (b) completely liquidate the Acquired Fund. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, A, C, A, and Y Acquiring Fund Shares to be so credited to Class A, B, C, K, and Y Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing the Class A, C, and Y Acquiring Fund Shares in connection with the Reorganization.

1.5  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3 hereof.

1.6  Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.  VALUATION

2.1  The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being also referred to herein as the "Valuation Date"), computed using the valuation procedures set forth in the Acquired Fund's then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by MST's Board of Trustees.

2.2  The net asset value of each Class A, C, and Y Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, computed using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by MST's Board of Trustees.

2.3  The number of the Class A, C, and Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the corresponding Class A, B, C, K, and Y Acquired Fund Shares, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a corresponding1 Acquiring Fund Share, determined using the same valuation procedures referred to in paragraph 2.2.

2.4  All computations of value shall be made by State Street Bank and Trust Company, in its capacity as sub-administrator for MST, and shall be subject to confirmation by Munder Capital Management ("MCM"), MST's administrator.

3.  CLOSING AND CLOSING DATE

3.1  The Closing Date shall be ____________, 20__, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of MST or at such other time and/or place as the parties may agree.

3.2  MST shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund ("Custodian"), to deliver to MST at the Closing a certificate of an authorized officer of the Custodian stating that (a) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two (2) business days prior to or on the Closing Date, and (b) the Custodian has paid such amounts, or set aside such amounts necessary for payment, as it has been instructed by an authorized person of the Funds under the Custody Agreement. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited

1  See Section 1.1. Each of Class B and Class K shares of the Acquired Fund shall be deemed to correspond to Class A shares of the Acquiring Fund.

with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3  MST shall direct BNY Mellon Investment Servicing (US) Inc., in its capacity as transfer agent for MST ("Transfer Agent"), to deliver to MST at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of each Acquired Fund Shareholder and the number and percentage ownership of outstanding Class A, B, C, K, and Y shares owned by each such shareholder immediately prior to the Closing. The Secretary of MST shall confirm that (a) the appropriate number of corresponding Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate number of corresponding Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing MST shall execute such bills of sale, checks, assignments, stock certificates, if any, receipts or other documents as necessary to effect the Reorganization.

3.4  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of MST, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day practicable after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  REPRESENTATIONS AND WARRANTIES

4.1  Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of MST, MST (on behalf of the Acquired Fund) represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Fund is duly organized as series of MST, which is a business trust duly organized, validly existing and in good standing under the laws of Delaware, with power under MST's Declaration of Trust, as amended from time to time ("Declaration"), to own all of its Assets and to carry on its business as it is now being conducted;

(b)  MST is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class A, B, C, K and Y Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act and state securities laws;

(d)  The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  On the Valuation Date, MST , on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, MST, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)  The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of MST's Declaration or by-laws ("By-Laws") or of any agreement, indenture, instrument, contract, lease or other undertaking to which MST, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MST, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)  All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to MST's knowledge, threatened against MST, with respect to the Acquired Fund or any of its properties or Assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. MST, on behalf of the Acquired Fund, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2012 have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)  Since June 30, 2012, there has not been any material adverse change in the Acquired Fund's financial condition, Assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund's investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund's liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)  On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions)

shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of MST, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company ("RIC"), has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

(m)  All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by MST and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)  The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Board of Trustees of MST, on behalf of the Acquired Fund, and by the approval of the Acquired Fund's shareholders, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of MST, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

(o)  The information to be furnished by the Acquired Fund for use in the Registration Statement (as defined in paragraph 5.5) or any other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. ("FINRA")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2  Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of MST, MST (on behalf of the Acquiring Fund) represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Fund is duly organized as a series of MST, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under MST's Declaration, as amended from time to time to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)  MST is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, C, Y and I Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)  The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of MST's Declaration or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MST, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MST, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against MST, with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. MST, on behalf of the Acquiring Fund, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

(g)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at June 30, 2012 have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h)  Since June 30, 2012, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund's investment restrictions. For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(i)  On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of MST, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)  For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a RIC, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(k)  All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by MST and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l)  The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Trustees of MST, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of MST, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(m)  The Class A, C and Y Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund; and

(n)  The information to be furnished by the Acquiring Fund for use in the Registration Statement (as defined in paragraph 5.5) or other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1  The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2  The Acquired Fund will (a) send appropriate notification to its shareholders of the Acquired Fund regarding the transactions contemplated by this Agreement and (b) call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein

5.3  The Acquired Fund covenants that the Class A, C and Y Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5  MST, on behalf of the Acquiring Fund, shall prepare and file a combined proxy statement and Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization ("Registration Statement"). The Acquired Fund will provide in a timely manner to MST such information regarding the Acquired Fund as may be necessary for the preparation of the Registration Statement.

5.6  The Acquiring Fund and the Acquired Fund each shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7  MST, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (a) vest in and confirm (i) the title and possession of MST, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder, and (ii) the title and possession of MST, on behalf of the Acquiring Fund, of all the Assets, and (b) otherwise to carry out the intent and purpose of this Agreement.

5.8  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of MST, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at MST's election, to the performance by MST, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of MST, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2  MST, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities Certificate, certified by an officer of the Acquiring Fund, dated as of the Closing Date, pursuant to which MST, on behalf of the Acquiring Fund, assumes all the Liabilities of the Acquired Fund existing on the Valuation Date;

6.3  MST, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by MST's President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of MST, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.4  MST, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MST, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.5  The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization, in exchange for the number of full and fractional corresponding Acquired Fund Shares, shall have been calculated in accordance with paragraph 1.1.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of MST, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at MST's election, to the performance by MST, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of MST, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2  MST shall have delivered to the Acquiring Fund a statement of the Assets and the Liabilities of the Acquired Fund, as of the Closing Date, certified by the Treasurer of MST;

7.3  MST, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of MST, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4  MST, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MST, on behalf of the Acquired Fund, on or before the Closing Date;

7.5  The number of full and fractional Acquired Fund Shares in connection with the Reorganization, in exchange for the number of full and fractional corresponding Acquiring Fund Shares, shall have been calculated in accordance with paragraph 1.1; and

7.6  The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (a) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (b) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to MST, on behalf of the Acquired Fund or MST, on behalf of the Acquiring Fund, the other party to this Agreement may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provision of MST's Declaration and By-Laws, applicable state law and the 1940 Act;

8.2  On the Closing Date no action, suit or other proceeding shall be pending or, to the knowledge of MST, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by MST to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5  MST shall have received the opinion of Dechert LLP, counsel to MST, addressed to MST substantially to the effect that, based upon certain facts, assumptions and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP, counsel to MST, of representations it shall request of MST. Notwithstanding anything herein to the contrary, MST may not consummate the transactions contemplated by this Agreement if this condition is not satisfied.

9.  INDEMNIFICATION

9.1  MST, out of the Acquiring Fund's assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

9.2  MST, out of the Acquired Fund's assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.  BROKERAGE FEES AND EXPENSES

10.1  MST, on behalf of the Acquiring Fund and the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses in connection with the Reorganization as set forth in paragraph 10.2.

10.2  The expenses relating to the proposed Reorganization will be borne solely by MCM and not by the Acquired Fund or the Acquiring Fund except as provided herein. Any brokerage or similar transaction fees and expenses incurred in connection with the Reorganization shall be borne by the Acquired Fund or the Acquiring Fund incurring such fee or expense. The expenses of the Reorganization to be borne by MCM shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a RIC within the meaning of Section 851 of the Code.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1  MST, on behalf of the Acquiring Fund and the Acquired Fund, agrees that neither party has made any representation, warranty or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and the Acquired Fund with respect to the Reorganization.

11.2  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of MST's Board of Trustees at any time prior to the Closing Date if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of MST.

14.  HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.4  This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MUNDER SERIES TRUST,
on behalf of the Munder International Equity Fund

By:

Stephen J. Shenkenberg
Vice President and Secretary

MUNDER SERIES TRUST,
on behalf of the International Fund – Core Equity

By:

Stephen J. Shenkenberg
Vice President and Secretary

With respect to Paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

MUNDER CAPITAL MANAGEMENT

By:

Peter K. Hoglund
Chief Financial Officer

PART B

MUNDER SERIES TRUST

Munder International Fund-Core Equity

Statement of Additional Information

[DATE], 2012

Acquisition of the Assets and Liabilities of Munder International Equity Fund (“International Equity Fund”) (a series of MUNDER SERIES TRUST) 480 Pierce Street, Birmingham, MI 48009	By and in Exchange for Shares of Munder International Fund-Core Equity (“Core Equity Fund”) (a series of MUNDER SERIES TRUST) 480 Pierce Street, Birmingham, MI 48009

INTRODUCTION

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [date], 2012, relating specifically to the proposed transfer of all of the assets of the International Equity Fund to the Core Equity Fund in exchange for corresponding or designated shares of the Core Equity Fund having an aggregate value equal to the net asset value of the Core Equity Fund and the assumption of all the liabilities of the International Equity Fund (the “Reorganization”).  To obtain a copy of the Proxy Statement/Prospectus, please write to MUNDER SERIES TRUST, 480 Pierce Street, Birmingham, MI 48009, or call (800) 468-6337.  The Reorganization will be pursuant to the Agreement and Plan of Reorganization.

DOCUMENTS INCORPORATED BY REFERENCE

This Statement of Additional Information consists of these cover pages, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein.

(1)                                  The Combined Statement of Additional Information of Munder Series Trust dated October 29, 2011 (previously filed on EDGAR, Accession No. 0001104659-11-058806 for Munder Series Trust), as supplemented and restated June 1, 2012 (previously filed on EDGAR, Accession No. 0001193125-12-255617 for Munder Series Trust); and

(2)                                  Annual Report to Shareholders of the International Equity Fund for the fiscal year ended June 30, 2012 (previously filed on EDGAR, Accession No. 0001193125-12-369987); and

(3)                                  Semi-Annual Report to Shareholders of the International Equity Fund for the fiscal period ended December 31, 2011 (previously filed on EDGAR, Accession No. 0001193125-12-085754);

(4)                                  Annual Report to Shareholders of Core Equity Fund for the fiscal year ended June 30, 2012 (previously filed on EDGAR, Accession No. 0001193125-12-369987); and

(5)                                  Semi-Annual Report to Shareholders of the Core Equity Fund for the fiscal period ended December 31, 2011 (previously filed on EDGAR, Accession No. 00001193125-12-085754).

PRO FORMA FINANCIAL STATEMENTS

Shown below are unaudited pro forma financial statements for the combined Core Equity Fund, assuming that the Reorganization of the International Equity Fund had been consummated, as more fully described in the Proxy Statement/Prospectus dated [DATE], 2012, as of June 30, 2012.  We have estimated these pro forma numbers in good faith, based on information contained in the Annual Reports for the previous fiscal year for each class of shares for each Fund.

The first table presents a pro forma Statement of Assets and Liabilities for the combined Core Equity Fund.  The second table presents a pro forma Statement of Operations for the combined Core Equity Fund.  The third table presents a pro forma Schedule of Investments for the combined Core Equity Fund.  The tables are followed by the Notes to the Pro Forma Financial Statements.  The unaudited pro forma financial statements should be read in conjunction with the audited financial statements of Munder Series Trust, which are incorporated by reference to the Annual Reports of the Core Equity Fund and the International Equity Fund and are on file with the Securities and Exchange Commission.

Munder International Fund - Core Equity & Munder International Equity Fund

Pro Forma Combining Statement of Assets and Liabilities

June 30, 2012

(Unaudited)

	Munder	Munder
	International	International			Pro Forma
	Fund - Core	Equity			Combined
	Equity	Fund	Adjustments		(Note 1)
ASSETS:
Investments, at value (see accompanying schedules)	$8,151,006	$42,274,585	$—		$50,425,591
Foreign currency, at value	79,607	214,381	—		293,988
Cash	—	565			565
Dividends an interest receivable	62,595	130,265	—		192,860
Receivable from Advisor	9,823	—			9,823
Receivable for investment securities sold	101,677	—	—		101,677
Receivable for Fund shares sold	—	120	—		120
Deposits with brokers for futures contracts	3,645	—			3,645
Variation margin receivable on open futures contracts	2,520	—			2,520
Prepaid expenses and other assets	51,602	45,429	—		97,031
Total Assets	8,462,475	42,665,345	—		51,127,820

LIABILITIES:
Payable for investment securities purchased	128,089	5,587	—		133,676
Payable for Fund shares redeemed	35,996	2,303	—		38,299
Transfer agency/record keeping fees payable	788	11,207	—		11,995
Trustees’ fees and expenses payable	68,370	216,847	—		285,217
Audit Fees Payable	24,309	27,391			51,700
Distribution and shareholder servicing fees payable - Class A, B and C Shares, as applicable	66	3,140	—		3,206
Shareholder servicing fees payable - Class K Shares	—	662			662
Administration fees payable	6,231	5,658	—		11,889
Custody fees payable	7,556	16,387	—		23,943
Investment advisory fees payable	5,145	1,669	—		6,814
Deferred foreign tax payable	2,642	—			2,642
Accrued expenses and other payables	13,468	19,042	—		32,510
Total Liabilities	292,660	309,893	—		602,553
NET ASSETS	$8,169,815	$42,355,452	$—		$50,525,267
Investments, at cost	$7,701,104	$40,661,820	$—		$48,362,924
Foreign currency, at cost	$79,778	$213,677	$—		$293,455

NET ASSETS CONSIST OF:
Accumulated net investment income/ (loss)	$(27,160)	$1,082,603	$—		$1,055,443
Accumulated net realized loss	(5,593,820)	(36,672,261)	—		(42,266,081)
Net unrealized appreciation/(depreciation)	443,620	1,610,984	—		2,054,604
Paid-in capital	13,347,175	76,334,126	—		89,681,301
TOTAL NET ASSETS:	$8,169,815	$42,355,452	$—		$50,525,267

Class A:
Net assets	$183,712	$9,164,401	$3,692,242	(a)	$13,040,355
Shares outstanding	32,730	771,915	1,519,822	(a)	2,324,467
Net asset value and redemption price per share	$5.61	$11.87	$—		$5.61
Maximum offering price per share	$5.94	$12.56	$—		$5.94

Class B:
Net assets	N/A	$376,899	$(376,899	)(a)	$—

See Notes to Pro Forma Financial Statements.

Munder International Fund - Core Equity & Munder International Equity Fund

Pro Forma Combining Statement of Assets and Liabilities

June 30, 2012

(Unaudited)

	Munder	Munder
	International	International			Pro Forma
	Fund - Core	Equity			Combined
	Equity	Fund	Adjustments		(Note 1)
Shares outstanding	N/A	33,474	(33,474	)(a)	—
Net asset value per share	N/A	$11.26	$—		$—

Class C:
Net assets	$16,138	$1,435,736	$—		$1,451,874
Shares outstanding	2,895	125,848	131,914	(a)	260,657
Net asset value per share	$5.57	$11.41	$—		$5.57

Class I:
Net assets	$6,000,723	N/A	$—		$6,000,723
Shares outstanding	1,069,142	N/A	—		1,069,142
Net asset value per share	$5.61	N/A	$—		$5.61

Class K:
Net assets	N/A	$3,315,343	$(3,315,343	)(a)	$—
Shares outstanding	N/A	279,343	(279,343	)(a)	—
Net asset value per share	N/A	$11.87	$—		$—

Class Y:
Net assets	$1,969,242	$28,063,073	$—		$30,032,315
Shares outstanding	350,928	2,328,770	2,673,560	(a)	5,353,258
Net asset value per share	$5.61	$12.05	$—		$5.61

(a)          Adjustment to reflect the issuance of Munder International Fund - Core Equity shares in exchange for shares of Munder International Equity Fund in connection with the proposed reorganization. Class A Shares of the Munder International Fund - Core Equity were issued in exchange for Class B Shares and Class K Shares of the Munder International Equity Fund.

See Notes to Pro Forma Financial Statements.

Munder International Fund - Core Equity & Munder International Equity Fund

Pro Forma Combining Statement of Operations

For the Year Ended June 30, 2012

(Unaudited)

	Munder	Munder
	International	International			Pro Forma
	Fund - Core	Equity			Combined
	Equity	Fund	Adjustments		(Note 1)

INVESTMENT INCOME:
Interest	$20	$98	$—		$118
Dividends on securities of unaffiliated companies(a)	383,025	2,170,004	—		2,553,029
Dividends on securities of affiliated company	—	—	—		—
Securities lending, net of borrower rebates	—	—	—		—
Total Investment Income	383,045	2,170,102	—		2,553,147

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	432	23,145	15,427	(g)	39,004
Class B Shares	—	5,253	—		5,253
Class C Shares	561	16,927	—		17,488
Shareholder servicing fees:
Class K Shares	—	15,427	(15,427	)(g)	—
Transfer agency/record keeping fees	5,956 (b)	59,722 (b)	—		65,678
Investment advisory fees	104,699	377,457	25,164	(h)	507,320
Printing and mailing fees	9,605 (c)	11,505 (c)	(9,605	)(i)	11,505
Administration fees	76,000	85,002	(55,517	)(j)	105,485
Registration and filing fees	57,077 (d)	64,493 (d)	(57,077	)(i)	64,493
Legal and audit fees	53,607	58,182	(55,182	)(i)	56,607
Trustees’ fees and expenses	70,726	74,142	(65,142	)(i)	79,726
Custody fees	133,863	125,195	(23,988	)(i)	235,070
Other	16,617	28,750	—		45,367
Total Expenses	529,143	945,200	(241,347)		1,232,996
Expenses reimbursed by Advisor	(396,081)	—	(1,507	)(k)	(397,588)
Net Expenses	133,062	945,200	(242,854)		835,408
NET INVESTMENT INCOME	249,983	1,224,902	242,854		1,717,739
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions (e)	(1,047,102)	(857,497)	—		(1,904,599)
Futures Contracts	(370,469)	—	—		(370,469)
Foreign currency-related transactions	(42,027)	(21,177)	—		(63,204)
Net change in unrealized appreciation/depreciation of:
Securities (f)	(2,079,389)	(11,611,618)	—		(13,691,007)
Futures Contracts	(10,704)	—	—		(10,704)
Foreign currency-related transactions	(12,756)	(13,469)	—		(26,225)
Net realized and unrealized loss on investments	(3,562,447)	(12,503,761)	—		(16,066,208)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,312,464)	$(11,278,859)	$242,854		$(14,348,469)

(a)          Dividends for the Munder International Fund - Core Equity and Munder International Equity Fund are net of foreign withholding taxes of $33,452 and $178,292, respectively.

See Notes to Pro Forma Financial Statements.

(b)         Transfer agency/record keeping fees - The amounts for Munder International Fund - Core Equity for Class Y, Class A, Class C & Class I Shares were $2,151, $164, $56 and $3,585, respectively. The amounts for the Munder International Equity Fund for Class Y, Class A, Class B, Class C & Class K Shares were $38,622, $10,986, $623, $2,009 and $7,482, respectively.

(c)          Printing and mailing fees - The amounts for Munder International Fund - Core Equity for Class Y, Class A, Class C & Class I Shares were $2,053, $143, $49 and $7,360, respectively. The amounts for the Munder International Equity Fund for Class Y, Class A, Class B, Class C & Class K Shares were $7,440, $2,116, $120, $387 and $1,441, respectively.

(d)         Registration and filing fees - The amounts for Munder International Fund - Core Equity for Class Y, Class A, Class C & Class I Shares were $36,915, $2,651, $1,014 and $16,497, respectively. The amounts for the Munder International Equity Fund for Class Y, Class A, Class B, Class C & Class K Shares were $41,707, $11,864, $673, $2,169 and $8,080, respectively.

(e)          The realized loss from security transactions for the Munder International Fund - Core Equity is net of realized foreign tax of $6,607.

(f)            The net change in unrealized appreciation/(depreciation) of securities of the Munder International Fund - Core Equity is net of deferred foreign tax of $2,642.

(g)         Class K shareholder servicing fees become Class A distribution and shareholder servicing fees as Class K Shares are exchanged for Class A Shares in the Reorganization.

(h)         Increase in advisory fees reflects the surviving Fund’s higher advisory fee rate of 0.80% compared to the target Fund’s advisory fee rate of 0.75%.

(i)             Reductions reflect elimination of duplicate charges when the two funds become one and will be allocated to each class pro rata.

(j)             Reduction reflects the lower effective admininistration fee rate due to the elimination of a fund minimum fee after the Reorganization.

(k)          Additional expense reimbursement is a result of applying the expense limitation agreement of the surviving Fund to the combined Fund.

See Notes to Pro Forma Financial Statements.

Munder International Fund - Core Equity & Munder International Equity Fund

Pro Forma Combining Schedule of Investments

June 30, 2012

(Unaudited)

		Pro				Pro
Munder	Munder	Forma		Munder	Munder	Forma
International	International	Combined		International	International	Combined
Fund - Core	Equity	(Note 1)		Fund - Core	Equity	(Note 1)
Equity	Fund	Shares	Description	Equity (a)	Fund (a)	Value (a),(c)
			COMMON STOCKS - 92.2%
			Australia — 7.1%
—	52,700	52,700	Adelaide Brighton Ltd	—	172,319	172,319
—	21,659	21,659	AMP Ltd	—	86,002	86,002
—	12,850	12,850	Ausdrill Ltd	—	45,576	45,576
3,899	—	3,899	Australia & New Zealand Banking Group Ltd	88,511	—	88,511
3,009	—	3,009	BHP Billiton Ltd	98,083	—	98,083
—	31,000	31,000	Caltex Australia Ltd	—	433,072	433,072
—	21,400	21,400	Challenger Ltd/AU	—	71,616	71,616
—	300	300	Commonwealth Bank of Australia	—	16,418	16,418
26,993	—	26,993	Commonwealth Property Office Fund	28,144	—	28,144
—	49,775	49,775	GrainCorp Ltd	—	488,196	488,196
7,321	—	7,321	Insurance Australia Group Ltd	26,235	—	26,235
3,701	—	3,701	Lend Lease Group	27,472	—	27,472
—	82,300	82,300	Metcash Ltd	—	284,874	284,874
—	11,150	11,150	National Australia Bank Ltd	—	270,782	270,782
—	603,900	603,900	OneSteel Ltd	—	547,013	547,013
—	16,467	16,467	QBE Insurance Group Ltd	—	227,033	227,033
2,318	—	2,318	Ramsay Health Care Ltd	53,843	—	53,843
1,416	—	1,416	Rio Tinto Ltd (d)	83,231	—	83,231
—	3,275	3,275	Sonic Healthcare Ltd	—	42,709	42,709
—	29,250	29,250	Suncorp Group Ltd	—	244,116	244,116
—	26,513	26,513	TABCORP Holdings Ltd	—	79,893	79,893
12,654	38,025	50,679	Telstra Corp Ltd	47,951	144,091	192,042
				453,470	3,153,710	3,607,180

			Austria — 0.5%
—	1,150	1,150	Erste Group Bank AG †	—	21,863	21,863
—	575	575	Strabag SE	—	13,189	13,189
—	1,350	1,350	Vienna Insurance Group AG Wiener Versicherung Gruppe	—	54,541	54,541
—	6,625	6,625	Voestalpine AG	—	175,651	175,651
				—	265,244	265,244

			Belgium — 0.8%
873	—	873	Anheuser-Busch InBev NV	67,869	—	67,869
—	4,375	4,375	Delhaize Group SA	—	160,241	160,241
—	8,200	8,200	KBC Groep NV	—	174,076	174,076
261	—	261	Solvay SA	25,822	—	25,822
				93,691	334,317	428,008

See Notes to Pro Forma Financial Statements.

		Pro				Pro
Munder	Munder	Forma		Munder	Munder	Forma
International	International	Combined		International	International	Combined
Fund - Core	Equity	(Note 1)		Fund - Core	Equity	(Note 1)
Equity	Fund	Shares	Description	Equity (a)	Fund (a)	Value (a),(c)
			Brazil — 0.4%
2,160	—	2,160	Banco Bradesco SA, ADR (b)	32,119	—	32,119
2,800	—	2,800	Banco do Brasil SA (b)	27,226	—	27,226
1,200	—	1,200	Cielo SA (b)	35,298	—	35,298
3,284	—	3,284	Gerdau SA (b)	23,888	—	23,888
5,000	—	5,000	Obrascon Huarte Lain Brasil SA (b)	44,436	—	44,436
1,395	—	1,395	Petroleo Brasileiro SA, ADR (b)	25,306	—	25,306
1,635	—	1,635	Vale SA, ADR (b)	32,455	—	32,455
				220,728	—	220,728

			Canada — 1.1%
705	—	705	Agrium Inc (b)	62,481	—	62,481
2,253	—	2,253	Alimentation Couche Tard Inc, Class B (b)	98,388	—	98,388
626	—	626	Canadian Imperial Bank of Commerce (b)	44,056	—	44,056
302	—	302	Canadian National Railway Co (b)	25,540	—	25,540
2,775	—	2,775	Major Drilling Group International (b)	32,081	—	32,081
410	—	410	National Bank of Canada (b)	29,305	—	29,305
1,075	—	1,075	Pacific Rubiales Energy Corp (b)	22,765	—	22,765
874	—	874	Royal Bank of Canada (b)	44,777	—	44,777
2,894	—	2,894	Suncor Energy Inc (b)	83,685	—	83,685
1,000	—	1,000	Teck Resources Ltd, Class B (b)	30,969	—	30,969
544	—	544	Toronto-Dominion Bank/The (b)	42,575	—	42,575
1,932	—	1,932	TransForce Inc (b)	31,653	—	31,653
				548,275	—	548,275

			China — 0.6%
119,000	—	119,000	Bank of China Ltd, H Shares	45,534	—	45,534
5,000	—	5,000	China Mobile Ltd	55,017	—	55,017
28,000	—	28,000	CNOOC Ltd	56,484	—	56,484
75,000	—	75,000	Industrial & Commercial Bank of China, H Shares (c)	41,938	—	41,938
44,000	—	44,000	Lenovo Group Ltd	37,484	—	37,484
505	—	505	NetEase Inc, ADR †,(b)	29,719	—	29,719
88,000	—	88,000	Zijin Mining Group Co Ltd, H Shares	29,811	—	29,811
				295,987	—	295,987

			Colombia — 0.0% #
8,709	—	8,709	Ecopetrol SA (b)	24,349	—	24,349

			Denmark — 0.2%
171	—	171	Coloplast A/S, Class B	30,734	—	30,734
—	950	950	H Lundbeck A/S	—	19,571	19,571
—	400	400	Royal UNIBREW A/S	—	25,330	25,330
215	—	215	Topdanmark A/S †	36,836	—	36,836
				67,570	44,901	112,471

See Notes to Pro Forma Financial Statements.

		Pro				Pro
Munder	Munder	Forma		Munder	Munder	Forma
International	International	Combined		International	International	Combined
Fund - Core	Equity	(Note 1)		Fund - Core	Equity	(Note 1)
Equity	Fund	Shares	Description	Equity (a)	Fund (a)	Value (a),(c)
			Finland — 1.4%
1,445	—	1,445	Elisa OYJ	29,094	—	29,094
1,952	19,925	21,877	Huhtamaki OYJ	28,971	295,725	324,696
662	—	662	Metso OYJ	22,920	—	22,920
553	—	553	Nokian Renkaat OYJ	21,077	—	21,077
2,737	—	2,737	Pohjola Bank PLC	31,964	—	31,964
985	—	985	Sampo OYJ, A Shares	25,605	—	25,605
—	20,975	20,975	UPM-Kymmene OYJ, ADR (b)	—	236,178	236,178
				159,631	531,903	691,534

			France — 8.4%
634	—	634	Alstom SA	20,138	—	20,138
432	—	432	Arkema SA	28,306	—	28,306
501	—	501	AtoS	30,001	—	30,001
—	5,420	5,420	AXA SA	—	72,542	72,542
—	13,200	13,200	AXA SA, ADR (b)	—	175,956	175,956
986	4,441	5,427	BNP Paribas SA	38,063	171,439	209,502
—	6,350	6,350	BNP Paribas SA, ADR (b)	—	122,682	122,682
—	2,150	2,150	Cap Gemini SA	—	79,258	79,258
—	5,656	5,656	Casino Guichard Perrachon SA	—	496,629	496,629
476	—	476	Cie Generale des Etablissements Michelin	31,133	—	31,133
—	12,550	12,550	CNP Assurances †	—	153,336	153,336
—	7,292	7,292	Credit Agricole SA †	—	32,188	32,188
276	—	276	Dassault Systemes SA	25,928	—	25,928
1,392	—	1,392	European Aeronautic Defence and Space Co NV	49,364	—	49,364
—	10,550	10,550	France Telecom SA, ADR (b)	—	138,311	138,311
—	2,732	2,732	GDF Suez	—	65,183	65,183
	5,884	5,884	GDF Suez, ADR (b)	—	139,980	139,980
217	—	217	L’Oreal SA	25,420	—	25,420
—	9,550	9,550	Plastic Omnium SA	—	239,005	239,005
480	—	480	Publicis Groupe SA	21,951	—	21,951
955	—	955	Renault SA	38,292	—	38,292
1,552	—	1,552	Rexel SA	26,494	—	26,494
1,033	1,602	2,635	Sanofi	78,334	121,481	199,815
—	6,848	6,848	Sanofi, ADR (b)	—	258,717	258,717
—	650	650	SCOR SE	—	15,771	15,771
—	6,075	6,075	Societe Generale SA †	—	143,231	143,231
938	—	938	Total SA	42,331	—	42,331
—	6,360	6,360	Total SA, ADR (b)	—	285,882	285,882
527	17,962	18,489	Vinci SA	24,665	840,681	865,346
—	10,643	10,643	Vivendi SA	—	197,860	197,860
282	—	282	Zodiac Aerospace	28,694	—	28,694
				509,114	3,750,132	4,259,246

See Notes to Pro Forma Financial Statements.

		Pro				Pro
Munder	Munder	Forma		Munder	Munder	Forma
International	International	Combined		International	International	Combined
Fund - Core	Equity	(Note 1)		Fund - Core	Equity	(Note 1)
Equity	Fund	Shares	Description	Equity (a)	Fund (a)	Value (a),(c)
			Germany — 5.2%
—	694	694	Allianz SE	—	69,785	69,785
—	30,725	30,725	Allianz SE, ADR (b)	—	306,943	306,943
664	1,850	2,514	BASF SE (d)	46,140	128,554	174,694
708	—	708	Bayer AG	51,053	—	51,053
533	850	1,383	Deutsche Bank AG	19,371	30,892	50,263
—	4,900	4,900	Deutsche Bank AG, GRS (b)	—	177,233	177,233
1,602	—	1,602	Deutsche Post AG	28,373	—	28,373
—	388	388	Deutsche Telekom AG	—	4,256	4,256
—	6,750	6,750	E.ON AG	—	145,398	145,398
—	10,400	10,400	E.ON AG, ADR (b)	—	223,496	223,496
2,646	—	2,646	Freenet AG	38,459	—	38,459
549	—	549	Fresenius SE & Co KGaA	56,929	—	56,929
1,134	—	1,134	Hannover Rueckversicherung AG	67,335	—	67,335
771	—	771	Lanxess AG	48,634	—	48,634
—	3,625	3,625	Muenchener Rueckversicherungs AG	—	511,451	511,451
576	2,450	3,026	RWE AG	23,546	100,153	123,699
401	—	401	SAP AG	23,680	—	23,680
—	3,350	3,350	Volkswagen AG	—	505,424	505,424
				403,520	2,203,585	2,607,105

			Greece — 1.4%
—	269,800	269,800	Hellenic Telecommunications Organization SA †	—	687,925	687,925

			Hong Kong — 2.6%
10,000	—	10,000	BOC Hong Kong Holdings Ltd	30,776	—	30,776
—	147,125	147,125	Cathay Pacific Airways Ltd	—	238,363	238,363
—	141,025	141,025	Champion REIT	—	58,350	58,350
4,000	—	4,000	Cheung Kong Holdings Ltd	49,429	—	49,429
10,000	—	10,000	Cheung Kong Infrastructure Holdings Ltd	60,047	—	60,047
—	884,000	884,000	K Wah International Holdings Ltd	—	347,886	347,886
—	107,489	107,489	NWS Holdings Ltd	—	156,236	156,236
—	65,100	65,100	Shenzhen International Holdings Ltd	—	4,017	4,017
—	1,237,700	1,237,700	Shougang Fushan Resources Group Ltd	—	321,702	321,702
17,000	—	17,000	SmarTone Telecommunications Holdings Ltd	32,655	—	32,655
				172,907	1,126,554	1,299,461

			India — 0.1%
1,300	—	1,300	Tata Motors Ltd, ADR (b)	28,548	—	28,548

			Indonesia — 0.1%
181,500	—	181,500	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	52,066	—	52,066

			Ireland — 0.1%
3,679	6,000	9,679	Smurfit Kappa Group PLC	24,807	40,457	65,264

See Notes to Pro Forma Financial Statements.

		Pro				Pro
Munder	Munder	Forma		Munder	Munder	Forma
International	International	Combined		International	International	Combined
Fund - Core	Equity	(Note 1)		Fund - Core	Equity	(Note 1)
Equity	Fund	Shares	Description	Equity (a)	Fund (a)	Value (a),(c)
			Israel — 0.6%
525	—	525	Check Point Software Technologies Ltd †,(b)	26,035	—	26,035
—	1,825	1,825	Delek Group Ltd	—	269,530	269,530
				26,035	269,530	295,565

			Italy — 2.8%
7,159	174,500	181,659	Enel SpA	23,103	563,125	586,228
2,876	11,211	14,087	ENI SpA	61,378	239,258	300,636
—	62,575	62,575	Intesa Sanpaolo SpA	—	89,501	89,501
—	10,650	10,650	Mediolanum SpA	—	37,632	37,632
578	—	578	Saipem SpA	25,741	—	25,741
9,907	—	9,907	Snam SpA	44,165	—	44,165
36,667	—	36,667	Telecom Italia SpA, Ordinary Shares	36,133	—	36,133
—	94,375	94,375	Telecom Italia SpA, Savings Shares	—	75,915	75,915
—	20,325	20,325	Telecom Italia SpA, Ordinary Shares, ADR (b)	—	200,201	200,201
—	1,761	1,761	Telecom Italia SpA, Savings Shares, ADR (b)	—	14,141	14,141
—	2,962	2,962	UniCredit SpA †	—	11,224	11,224
				190,520	1,230,997	1,421,517

			Japan — 21.2%
2,000	5,425	7,425	Aeon Co Ltd	24,930	67,623	92,553
900	—	900	Aisin Seiki Co Ltd	29,950	—	29,950
2,000	—	2,000	Ajinomoto Co Inc	27,804	—	27,804
2,000	—	2,000	Anritsu Corp	22,651	—	22,651
600	—	600	Astellas Pharma Inc	26,208	—	26,208
1,900	—	1,900	Bridgestone Corp	43,582	—	43,582
700	—	700	Canon Inc	28,030	—	28,030
8,000	—	8,000	Chiba Bank Ltd/The	48,048	—	48,048
2,000	—	2,000	Daiwa House Industry Co Ltd	28,393	—	28,393
—	41,125	41,125	DIC Corp	—	80,038	80,038
24	—	24	Fuji Media Holdings Inc	41,290	—	41,290
—	71,925	71,925	Fujitsu Ltd	—	344,643	344,643
9,000	18,500	27,500	Hitachi Ltd, ADR (b)	55,351	1,135,900	1,191,251
800	—	800	Honda Motor Co Ltd	27,868	—	27,868
—	111,875	111,875	ITOCHU Corp	—	1,173,978	1,173,978
2,000	—	2,000	Japan Tobacco Inc	59,267	—	59,267
—	161,950	161,950	Marubeni Corp	—	1,077,898	1,077,898
—	2,225	2,225	MEIJI Holdings Co Ltd	—	102,140	102,140
4,000	—	4,000	Mitsubishi Corp	80,774	—	80,774
—	5,100	5,100	Mitsubishi Corp, ADR (b)	—	205,683	205,683
—	7,875	7,875	Mitsubishi UFJ Financial Group Inc, ADR (b)	—	37,406	37,406
27,500	1,028,750	1,056,250	Mizuho Financial Group Inc	46,553	1,741,501	1,788,054
1,900	300	2,200	NET One Systems Co Ltd	25,289	3,993	29,282
1,000	—	1,000	Nikon Corp	30,379	—	30,379
7,000	—	7,000	Nippon Express Co Ltd	28,897	—	28,897
—	205,600	205,600	Nippon Light Metal Co Ltd	—	265,463	265,463
1,057	—	1,057	Nippon Telegraph & Telephone Corp	49,110	—	49,110
—	34,125	34,125	Nippon Telegraph & Telephone Corp, ADR (b)	—	789,652	789,652
5,600	55,150	60,750	Nissan Motor Co Ltd	53,036	522,309	575,345
—	19,425	19,425	NOF Corp	—	96,963	96,963
450	—	450	ORIX Corp	41,885	—	41,885

See Notes to Pro Forma Financial Statements.

		Pro				Pro
Munder	Munder	Forma		Munder	Munder	Forma
International	International	Combined		International	International	Combined
Fund - Core	Equity	(Note 1)		Fund - Core	Equity	(Note 1)
Equity	Fund	Shares	Description	Equity (a)	Fund (a)	Value (a),(c)
1,400	—	1,400	Otsuka Holdings Co Ltd	42,897	—	42,897
1,400	3,925	5,325	Seven & I Holdings Co Ltd	42,184	118,265	160,449

See Notes to Pro Forma Financial Statements.

		Pro				Pro
Munder	Munder	Forma		Munder	Munder	Forma
International	International	Combined		International	International	Combined
Fund - Core	Equity	(Note 1)		Fund - Core	Equity	(Note 1)
Equity	Fund	Shares	Description	Equity (a)	Fund (a)	Value (a),(c)
300	—	300	Shimamura Co Ltd	34,702	—	34,702
1,200	—	1,200	Softbank Corp	44,615	—	44,615
2,400	—	2,400	Sumitomo Electric Industries Ltd	29,839	—	29,839
2,700	925	3,625	Sumitomo Mitsui Financial Group Inc	89,070	30,515	119,585
2,200	—	2,200	Tokyo Seimitsu Co Ltd	39,153	—	39,153
6,000	—	6,000	Tokyu Land Corp	29,784	—	29,784
—	13,850	13,850	Tosoh Corp	—	37,610	37,610
—	16,525	16,525	Toyo Ink SC Holdings Co Ltd	—	60,664	60,664
1,000	—	1,000	Toyo Suisan Kaisha Ltd	26,695	—	26,695
—	200	200	Universal Entertainment Corp	—	4,151	4,151
—	133,900	133,900	UNY Co Ltd	—	1,463,657	1,463,657
1,000	—	1,000	West Japan Railway Co	41,188	—	41,188
—	13,200	13,200	Yokohama Rubber Co Ltd/The	—	99,615	99,615
				1,239,422	9,459,667	10,699,089

			Malaysia — 0.2%
28,784	—	28,784	Alliance Financial Group Bhd	37,855	—	37,855
14,573	—	14,573	Sime Darby Bhd	45,485	—	45,485
				83,340	—	83,340

			Mexico — 0.2%
24,500	—	24,500	America Movil SAB de CV, Series L (b)	32,031	—	32,031
4,100	—	4,100	Fomento Economico Mexicano SAB de CV (b)	36,612	—	36,612
8,776	—	8,776	Grupo Mexico SAB de CV, Series B (b)	26,085	—	26,085
				94,728	—	94,728

			Netherlands — 4.9%
1,177	—	1,177	ASML Holding NV	59,977	—	59,977
—	52,350	52,350	ING Groep NV, ADR †,(b)	—	349,698	349,698
2,344	—	2,344	Koninklijke Ahold NV	29,045	—	29,045
—	11,845	11,845	Mediq NV	—	145,709	145,709
—	15,525	15,525	Royal Dutch Shell PLC, Class A, ADR (b)	—	1,046,851	1,046,851
—	10,660	10,660	Royal Dutch Shell PLC, Class B, ADR (b)	—	745,454	745,454
—	3,050	3,050	Unilever NV, NYR (b)	—	101,717	101,717
				89,022	2,389,429	2,478,451

			Norway — 2.3%
—	12,650	12,650	Atea ASA	—	111,281	111,281
—	1,235,700	1,235,700	Marine Harvest ASA †	—	881,048	881,048
—	78,825	78,825	STX OSV Holdings Ltd	—	94,080	94,080
943	—	943	TGS Nopec Geophysical Co ASA	25,417	—	25,417
750	—	750	Yara International ASA	32,845	—	32,845
				58,262	1,086,409	1,144,671

			Poland — 0.1%
915	—	915	KGHM Polska Miedz SA	39,970	—	39,970
19,768	—	19,768	Tauron Polska Energia SA	27,202	—	27,202
				67,172	—	67,172

			Portugal — 0.2%
—	73,375	73,375	Banco Comercial Portugues SA †	—	9,134	9,134

See Notes to Pro Forma Financial Statements.

		Pro				Pro
Munder	Munder	Forma		Munder	Munder	Forma
International	International	Combined		International	International	Combined
Fund - Core	Equity	(Note 1)		Fund - Core	Equity	(Note 1)
Equity	Fund	Shares	Description	Equity (a)	Fund (a)	Value (a),(c)
14,085	34,900	48,985	EDP - Energias de Portugal SA	33,274	82,448	115,722
				33,274	91,582	124,856

			Russian Federation — 0.3%
7,785	—	7,785	Gazprom OAO, ADR (b)	73,957	—	73,957
485	—	485	Lukoil OAO, ADR	27,112	—	27,112
19,679	—	19,679	Sberbank of Russia	53,042	—	53,042
				154,111	—	154,111

			Singapore — 1.0%
8,000	—	8,000	DBS Group Holdings Ltd	88,304	—	88,304
86,000	—	86,000	Golden Agri-Resources Ltd	45,974	—	45,974
—	6,900	6,900	Jardine Cycle & Carriage Ltd	—	254,578	254,578
5,000	—	5,000	Keppel Corp Ltd	40,970	—	40,970
—	3,800	3,800	Venture Corp Ltd	—	23,533	23,533
8,000	—	8,000	SembCorp Industries Ltd	32,707	—	32,707
				207,955	278,111	486,066

			South Africa — 0.3%
3,704	—	3,704	Barloworld Ltd	36,755	—	36,755
3,440	—	3,440	Imperial Holdings Ltd	72,588	—	72,588
12,246	—	12,246	Life Healthcare Group Holdings Ltd	46,674	—	46,674
				156,017	—	156,017

			South Korea — 0.6%
5,120	—	5,120	BS Financial Group Inc	57,142	—	57,142
1,130	—	1,130	Hyundai Marine & Fire Insurance Co Ltd	29,407	—	29,407
374	—	374	Hyundai Motor Co	76,725	—	76,725
85	—	85	Samsung Electronics Co Ltd	90,119	—	90,119
770	—	770	Samsung Heavy Industries Co Ltd	25,508	—	25,508
				278,901	—	278,901

			Spain — 2.7%
—	24,845	24,845	Banco Bilbao Vizcaya Argentaria SA, ADR (b)	—	175,654	175,654
—	78,869	78,869	Banco Santander SA, ADR †,(b)	—	517,381	517,381
—	400	400	Endesa SA	—	7,015	7,015
—	12,600	12,600	Fomento de Construcciones y Contratas SA	—	161,084	161,084
—	8,900	8,900	Gas Natural SDG SA	—	114,328	114,328
965	—	965	Grifols SA †	24,477	—	24,477
13,278	49,750	63,028	Mapfre SA	27,065	101,409	128,474
1,082	—	1,082	Red Electrica Corp SA	47,186	—	47,186
—	8,100	8,100	Repsol SA	—	130,233	130,233
—	5,798	5,798	Telefonica SA, ADR (b)	—	75,954	75,954
				98,728	1,283,058	1,381,786

			Sweden — 1.9%
—	10,525	10,525	Boliden AB	—	147,225	147,225
—	3,075	3,075	Meda AB, A Shares	—	29,351	29,351
—	30,900	30,900	Peab AB	—	154,304	154,304
1,757	—	1,757	Sandvik AB	22,620	—	22,620
5,800	—	5,800	Skandinaviska Enskilda Banken AB, A Shares	37,807	—	37,807

See Notes to Pro Forma Financial Statements.

		Pro				Pro
Munder	Munder	Forma		Munder	Munder	Forma
International	International	Combined		International	International	Combined
Fund - Core	Equity	(Note 1)		Fund - Core	Equity	(Note 1)
Equity	Fund	Shares	Description	Equity (a)	Fund (a)	Value (a),(c)
—	19,600	19,600	Svenska Cellulosa AB, B Shares	—	294,360	294,360
4,119	14,375	18,494	Swedbank AB, A Shares	65,137	227,322	292,459
				125,564	852,562	978,126

			Switzerland — 5.2%
541	—	541	Aryzta AG †	26,885	—	26,885
974	—	974	Cie Financiere Richemont SA	53,454	—	53,454
—	850	850	Credit Suisse Group AG †	—	15,528	15,528
1,549	—	1,549	Nestle SA	92,400	—	92,400
575	2,461	3,036	Novartis AG (d)	32,073	137,274	169,347
—	12,907	12,907	Novartis AG, ADR (b)	—	721,501	721,501
195	—	195	Roche Holding AG	33,662	—	33,662
—	12,000	12,000	Swatch Group AG/The	—	834,888	834,888
512	—	512	Swiss Life Holding AG †	48,315	—	48,315
285	—	285	Zurich Insurance Group AG †	64,302	—	64,302
	25,425	25,425	Zurich Insurance Group AG, ADR †,(b)	—	574,097	574,097
				351,091	2,283,288	2,634,379

			Taiwan — 0.4%
12,000	—	12,000	Far EasTone Telecommunications Co Ltd	25,995	—	25,995
7,000	—	7,000	FLEXium Interconnect Inc	28,952	—	28,952
7,000	—	7,000	Radiant Opto-Electronics Corp †,(b)	35,135	—	35,135
151,540	—	151,540	Taishin Financial Holding Co Ltd	58,165	—	58,165
3,035	—	3,035	Taiwan Semiconductor Manufacturing Co Ltd, ADR †,(b)	42,369	—	42,369
				190,616	—	190,616

			Thailand — 0.2%
21,100	—	21,100	Thai Union Frozen Products PCL (b)	47,668	—	47,668
20,000	—	20,000	Total Access Communication PCL (b)	46,914	—	46,914
				94,582	—	94,582

			Turkey — 0.1%
5,413	—	5,413	Turkiye Halk Bankasi AS	42,507	—	42,507

			United Kingdom — 17.0%
20,446	—	20,446	Aberdeen Asset Management PLC	83,269	—	83,269
10,369	—	10,369	Aegis Group PLC	26,324	—	26,324
1,084	—	1,084	AstraZeneca PLC	48,454	—	48,454
—	22,950	22,950	AstraZeneca PLC, ADR (b)	—	1,027,012	1,027,012
10,844	121,282	132,126	Aviva PLC	46,418	519,146	565,564
8,353	—	8,353	BAE Systems PLC	37,801	—	37,801
27,001	—	27,001	Barclays PLC	69,117	—	69,117
—	44,275	44,275	Barclays PLC, ADR (b)	—	456,032	456,032
12,055	—	12,055	Barratt Developments PLC †	26,454	—	26,454
8,800	45,001	53,801	BP PLC	58,961	301,514	360,475
—	16,675	16,675	BP PLC, ADR (b)	—	676,004	676,004
518	—	518	British American Tobacco PLC	26,365	—	26,365
25,637	—	25,637	BT Group PLC	84,985	—	84,985
709	—	709	Carnival PLC	24,262	—	24,262
5,460	—	5,460	Centrica PLC	27,219	—	27,219

See Notes to Pro Forma Financial Statements.

		Pro				Pro
Munder	Munder	Forma		Munder	Munder	Forma
International	International	Combined		International	International	Combined
Fund - Core	Equity	(Note 1)		Fund - Core	Equity	(Note 1)
Equity	Fund	Shares	Description	Equity (a)	Fund (a)	Value (a),(c)
—	28,500	28,500	Computacenter PLC	—	134,335	134,335
3,020	—	3,020	Diageo PLC	77,690	—	77,690
—	126,350	126,350	DS Smith PLC	—	293,418	293,418
3,229	—	3,229	easyJet PLC	26,920	—	26,920
—	5,925	5,925	Firstgroup PLC	—	20,853	20,853
—	14,843	14,843	GlaxoSmithKline PLC	—	336,578	336,578
—	9,961	9,961	GlaxoSmithKline PLC, ADR (b)	—	453,923	453,923
—	29,300	29,300	Greene King PLC	—	253,151	253,151
18,211	—	18,211	Hays PLC	21,047	—	21,047
—	62,275	62,275	Home Retail Group PLC	—	83,165	83,165
6,472	—	6,472	HSBC Holdings PLC	57,066	—	57,066
—	1,447	1,447	HSBC Holdings PLC, ADR (b)	—	63,856	63,856
—	2,275	2,275	Imperial Tobacco Group PLC, ADR (b)	—	175,948	175,948
—	24,590	24,590	Inchcape PLC	—	127,553	127,553
19,154	—	19,154	ITV PLC	23,121	—	23,121
—	29,900	29,900	J Sainsbury PLC	—	141,624	141,624
6,340	—	6,340	Kingfisher PLC	28,666	—	28,666
—	672,500	672,500	Man Group PLC	—	804,057	804,057
—	62,608	62,608	Micro Focus International PLC	—	521,653	521,653
3,160	19,375	22,535	Mondi PLC	27,094	166,120	193,214
—	123,834	123,834	Old Mutual PLC	—	294,718	294,718
1,049	—	1,049	Petrofac Ltd	22,933	—	22,933
—	3,325	3,325	Rexam PLC, ADR (b)	—	109,426	109,426
2,872	—	2,872	Rolls-Royce Holdings PLC †	38,746	—	38,746
6,487	—	6,487	Royal Dutch Shell PLC, B Shares (d)	226,398	—	226,398
—	66,120	66,120	Stagecoach Group PLC	—	276,209	276,209
—	33,125	33,125	Tesco PLC	—	161,016	161,016
—	1,050	1,050	Vedanta Resources PLC	—	15,126	15,126
10,257	—	10,257	WM Morrison Supermarkets PLC	42,808	—	42,808
				1,152,118	7,412,437	8,564,555

			TOTAL COMMON STOCKS
			(Cost $7,330,005, $38,000,138 and $45,330,143, respectively)	7,788,628	38,775,798	46,564,426

			PREFERRED STOCKS — 2.9%
			Brazil — 0.1%
2,435	—	2,435	AES Tiete SA (b)	34,661	—	34,661
9,900	—	9,900	Klabin SA (b)	44,854	—	44,854
				79,515	—	79,515

			Germany — 2.8%
769	—	769	Henkel AG & Co KGaA	51,071	—	51,071
264	8,275	8,539	Volkswagen AG	41,856	1,311,981	1,353,837
				92,927	1,311,981	1,404,908

			TOTAL PREFERRED STOCKS
			(Cost $165,454, $460,724 and $626,178, respectively)	172,442	1,311,981	1,484,423

			INVESTMENT COMPANIES — 4.7%
			India — 0.2%
4,005	—	4,005	iShares S&P India Nifty 50 Index Fund (b)	87,630	—	87,630

See Notes to Pro Forma Financial Statements.

		Pro				Pro
Munder	Munder	Forma		Munder	Munder	Forma
International	International	Combined		International	International	Combined
Fund - Core	Equity	(Note 1)		Fund - Core	Equity	(Note 1)
Equity	Fund	Shares	Description	Equity (a)	Fund (a)	Value (a),(c)

			Multi-Country — 2.6%
—	10,500	10,500	BB Biotech AG †	—	843,841	843,841
—	14,675	14,675	Vanguard MSCI EAFE ETF (b)	—	463,290	463,290
				—	1,307,131	1,307,131

See Notes to Pro Forma Financial Statements.

		Pro				Pro
Munder	Munder	Forma		Munder	Munder	Forma
International	International	Combined		International	International	Combined
Fund - Core	Equity	(Note 1)		Fund - Core	Equity	(Note 1)
Equity	Fund	Shares	Description	Equity (a)	Fund (a)	Value (a),(c)
			United States — 1.9%
102,306	879,675	981,981	State Street Institutional Government Money Fund (b)	102,306	879,675	981,981

			TOTAL INVESTMENT COMPANIES
			(Cost $205,645, $2,200,958 and $2,406,603, respectively)	189,936	2,186,806	2,376,742

			TOTAL INVESTMENTS — 99.8%
			(Cost $7,701,104, $40,661,820 and $48,362,924, respectively)	8,151,006	42,274,585	50,425,591
			OTHER ASSETS AND LIABILITIES (Net) — 0.2%	18,809	80,867	99,676

			NET ASSETS	8,169,815	42,355,452	50,525,267

† Non-income producing security.
# Amount represents less than 0.05% of net assets.
(a) Unless otherwise indicated, the values of securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Pro Forma Financial Statements, Note 2)
(b) Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Pro Forma Financial Statements, Note 2)

(c)

Unless otherwise indicated by reference to footnote (b), the value for common and preferred stocks represents fair value as of June 30, 2012 determined in accordance with guidelines approved by the Board of Trustees (see Notes to Pro Forma Financial Statements, Note 2). At June 30, 2012 fair value securities represent $35,875,879, 71.0% of net assets.

(d) Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts.

ABBREVIATION:
ADR — American Depositary Receipt
ETF — Exchange Traded Fund
GRS — Global Registered Shares
NYR — New York Registered Shares
REIT — Real Estate Investment Trust

See Notes to Pro Forma Financial Statements.

At June 30, 2012, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

				Pro
			Pro	Forma
	Munder	Munder	Forma	Combined
	International	International	Combined	(Note 1)
	Fund - Core	Equity	(Note 1)	% of
	Equity	Fund	Value	Net Assets
COMMON STOCK:
Commercial Banks	$1,214,693	$4,312,205	5,526,898	10.9%
Oil, Gas & Consumable Fuels	702,726	3,858,268	4,560,994	9.0%
Insurance	371,518	3,444,478	3,815,996	7.6%
Pharmaceuticals	312,681	3,105,408	3,418,089	6.8%
Food & Staples Retailing	237,355	2,893,929	3,131,284	6.2%
Trading Companies & Distributors	144,023	2,457,559	2,601,582	5.1%
Diversified Telecommunication Services	247,273	2,328,306	2,575,579	5.1%
Food Products	319,492	1,573,101	1,892,593	3.7%
Metals & Mining	396,573	1,472,180	1,868,753	3.7%
Electronic Equipment, Instruments & Components	106,954	1,159,433	1,266,387	2.5%
Automobiles	224,469	1,027,733	1,252,202	2.5%
Construction & Engineering	24,665	1,214,834	1,239,499	2.5%
Electronic Utilities	190,812	1,021,482	1,212,294	2.4%
Capital Markets	102,640	1,027,710	1,130,350	2.2%
Textiles, Apparel & Luxury Goods	53,454	834,888	888,342	1.8%
Containers & Packaging	53,778	739,026	792,804	1.6%
Paper & Forest Products	27,094	696,658	723,752	1.4%
Chemicals	244,228	403,829	648,057	1.3%
Software	75,643	521,653	597,296	1.2%
Industrial Conglomerates	119,162	425,766	544,928	1.1%
Diversified Financial Services	73,849	421,314	495,163	1.0%
Real Estate Management & Development	135,078	347,886	482,964	1.0%
Auto Components	125,742	338,620	464,362	0.9%
Distributors	72,588	382,131	454,719	0.9%
Road & Rail	127,278	297,062	424,340	0.8%
IT Services	90,588	328,867	419,455	0.8%
Computers & Peripherals	37,484	344,643	382,127	0.8%
Hotels, Restaurants & Leisure	24,262	333,044	357,306	0.7%
Multi-Utilities	50,765	305,316	356,081	0.7%
Health Care Providers & Services	157,446	188,418	345,864	0.7%
Wireless Telecommunication Services	275,686	—	275,686	0.5%
Semiconductors & Semiconductor Equipment	266,753	—	266,753	0.5%
Airlines	26,920	238,363	265,283	0.5%
Tobacco	85,632	175,948	261,580	0.5%
Beverages	182,171	25,330	207,501	0.4%
Construction Materials	—	172,319	172,319	0.3%
Machinery	71,048	94,080	165,128	0.3%
Gas Utilities	44,165	114,328	158,493	0.3%
Aerospace & Defense	154,605	—	154,605	0.3%
Media	112,686	—	112,686	0.2%
Real Estate Investment Trusts (REITs)	28,144	58,350	86,494	0.2%
Internet & Catalog Retail	—	83,165	83,165	0.1%
Energy Equipment & Services	74,091	—	74,091	0.1%
Specialty Retail	63,368	—	63,368	0.1%
Electrical Equipment	49,977	—	49,977	0.1%
Transportation Infrastructure	44,436	4,017	48,453	0.1%
Biotechnology	45,524	—	45,524	0.1%
Leisure Equipment & Products	30,379	4,151	34,530	0.1%
Health Care Equipment & Supplies	30,734	—	30,734	0.1%
Internet Software & Services	29,719	—	29,719	0.1%
Air Freight & Logistics	28,373	—	28,373	0.1%
Office Electronics	28,030	—	28,030	0.1%
Household Durables	26,454	—	26,454	0.1%
Personal Products	25,420	—	25,420	0.1%
TOTAL COMMON STOCK	7,788,628	38,775,798	46,564,426	92.2%
PREFERRED STOCK
Automobiles	41,856	1,311,981	1,353,837	2.6%
Household Products	51,071	—	51,071	0.1%
Containers & Packaging	44,854	—	44,854	0.1%
Independent Power Producers & Energy Traders	34,661	—	34,661	0.1%
TOTAL PREFERRED STOCKS	172,442	1,311,981	1,484,423	2.9%
INVESTMENT COMPANIES	189,936	2,186,806	2,376,742	4.7%
TOTAL INVESTMENTS	8,151,006	42,274,585	50,425,591	99.8%
OTHER ASSETS AND LIABILITIES (Net)	18,809	80,867	99,676	0.2%
NET ASSETS	$8,169,815	$42,355,452	$50,525,267	100.0%

Munder International Fund — Core Equity & Munder International Equity Fund

Notes to Pro Forma Financial Statements

June 30, 2012

(Unaudited)

1.  Basis of Combination

At a meeting held on [Date], the Board of Trustees of Munder Series Trust (“MST”) approved the merger of the Munder International Equity Fund (“International Equity Fund”) with and into the Munder International Fund — Core Equity (“International Fund — Core Equity”), subject to approval of shareholders of the International Equity Fund. The International Equity Fund will transfer all of its assets, subject to its liabilities, to the International Fund — Core Equity, in exchange for a number of shares of the International Fund — Core Equity equal in value to the assets less liabilities of the International Equity Fund (the “Exchange”). The International Fund — Core Equity shares will then be distributed to the International Equity Fund’s shareholders on a pro-rata basis in liquidation of the International Equity Fund. Investors in International Equity Fund Class A, Class C and Class Y Shares will receive shares of the corresponding class of the International Fund — Core Equity in the Exchange.  Investors in International Equity Fund Class B and Class K Shares will receive shares of International Fund — Core Equity Class A.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma schedule of investments and statement of assets and liabilities reflect the financial position of the International Fund — Core Equity and the International Equity Fund on June 30, 2012. The unaudited pro forma statement of operations reflects the results of operations of the International Fund — Core Equity and the International Equity Fund for the year ended June 30, 2012. These statements have been derived from the International Fund — Core Equity’s and the International Equity Fund’s respective books and records utilized in calculating daily net asset values on the dates indicated above in accordance with U.S. generally accepted accounting principles. For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as a Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to each Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of each Fund are allocated to share classes based on relative average net assets.  Class-level expenses attributable to Class I Shares are charged directly to that class.  All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the International Fund — Core Equity for pre-combination periods will not be restated. The fiscal year end is June 30 for both funds.

The pro forma schedule of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the International Fund — Core Equity and the International Equity Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on June 30, 2012. The pro forma financial statements were prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the Exchange, the International Fund — Core Equity will be the accounting survivor.

2.  Portfolio Valuation

Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Accounting Standards Codification Topic 820 (“Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

• Level 1—quoted prices in active markets for identical securities

• Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Munder International Fund — Core Equity

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

		Investments in
	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 —Quoted Prices	$1,487,876	$2,636
Level 2 —Other Significant Observable Inputs	6,663,130	—
Level 3 —Significant Unobservable Inputs	—	—
Total	$8,151,006	$2,636

* Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments.  Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period.  There were no transfers into or out of any levels as described above, during the year ended June 30, 2012.

The level of input used to value each security is identified in the Pro Forma Schedule of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Munder International Equity Fund

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

Investments in
Valuation Inputs	Securities
Level 1 —Quoted Prices	$13,061,836
Level 2 —Other Significant Observable Inputs	29,212,749
Level 3 —Significant Unobservable Inputs	—
Total	$42,274,585

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period.  There were no transfers into or out of any levels as described above, during the year ended June 30, 2012.

The level of input used to value each security is identified in the Pro Forma Schedule of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Munder International Fund — Core Equity & Munder International Equity Fund Pro Forma Combined

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

		Investments in
	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 —Quoted Prices	$14,549,712	$2,636
Level 2 —Other Significant Observable Inputs	35,875,879	—
Level 3 —Significant Unobservable Inputs	—	—
Total	$50,425,591	$2,636

* Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments.  Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period.  There were no transfers into or out of any levels as described above, during the year ended June 30, 2012.

The level of input used to value each security is identified in the Pro Forma Schedule of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

3.  Capital Shares

The pro forma net asset value per share assumes the issuance of shares of International Fund -  Core Equity which would have been issued at June 30, 2012 in connection with the proposed reorganization.  The number of shares assumed to be issued is equal to the net asset value of each class of shares of the International Equity Fund as of June 30, 2012 divided by the net asset value per share of the relevant class of shares of the International Fund — Core Equity as of June 30, 2012.  The pro forma total number of shares outstanding of 9,007,524 consists of 7,551,829 additional shares assumed issued in the reorganization plus 1,455,695 shares of International Fund — Core Equity outstanding at June 30, 2012.

4.  Pro Forma Operating Expenses

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on July 1, 2011. Munder Capital Management, the advisor to both funds, will bear the expenses of the Exchange (other than brokerage fees and similar transaction fees and expenses associated with the purchase and sale of portfolio securities, which will be borne by the relevant Fund).

5.  Federal Income Taxes

Each Fund has qualified as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code. After the Exchange, the International Fund — Core Equity intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. Neither Fund incurred any such interest or penalties during the year ended June 30, 2012. The tax cost of investments will remain unchanged for the combined entity.

The Funds are not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

6.  Revolving Line of Credit

Effective December 7, 2011, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which both Funds, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of a Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes an annual commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets.  Prior to December 7, 2011, the quarterly commitment fee is equal to 0.15% per annum.  Effective December 7, 2011, the quarterly commitment fee is equal to 0.125% per annum. During the year ended June 30, 2012, neither Fund utilized the revolving line of credit. For the year ended June 30, 2012, total commitment fees for the International Fund — Core Equity and International Equity Fund were $203 and $680, respectively.

MUNDER SERIES TRUST

PART C

OTHER INFORMATION

Item 15.	Indemnification

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”) on October 28, 2008.

Item 16.	Exhibits

(1)

(a)           Declaration of Trust of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

(b)           Amended Schedule A dated May 15, 2012 is incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed with the Commission on May 31, 2012.

(2)

Amended and Restated By-Laws of the Registrant dated May 16, 2006, are incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2006.

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization filed herewith as Appendix D to the Proxy Statement/Prospectus.

(5)	Not Applicable.

(6)

Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 15, 2007.

(a)           Amendment No. 1 dated August 14, 2007 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

(b)           Amendment No. 2 dated August 15, 2007 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

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(c)           Amendment No. 3 dated November 13, 2007 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 17, 2008.

(d)           Amendment No. 4 dated May 13, 2008 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2008.

(e)           Amendment No. 5 dated June 14, 2008 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2008.

(f)            Amendment No. 6 dated June 30, 2008 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2008.

(g)           Amendment No. 7 dated March 1, 2009 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(h)           Amendment No. 8 dated May 1, 2009 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(i)            Amendment No. 9 dated January 1, 2010 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-14 filed with the Commission on October 28, 2010.

(j)            Amendment No. 10 dated July 1, 2010 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-14 filed with the Commission on October 28, 2010.

(k)           Amendment No. 11 dated October 31, 2010 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 15, 2011.

(l)            Amendment No. 12 dated March 1, 2011 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 15, 2011.

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(m)          Amendment No. 13 dated May 13, 2011 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 29, 2011.

(n)           Amendment No. 14 dated June 1, 2011to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 29, 2011.

(7)

Combined Distribution Agreement dated March 31, 2009, between Registrant, Munder Series Trust II and Funds Distributor, LLC is incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(i)            Amendment No. 1 dated May 1, 2009 to the Distribution Agreement dated March 31, 2009, between Registrant, Munder Series Trust II and Funds Distributor, LLC is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(ii)           Amendment No. 2 dated May 1, 2010 to the Distribution Agreement dated March 31, 2009, between Registrant, Munder Series Trust II and Funds Distributor, LLC is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2010.

(iii)          Amendment No. 3 dated June 1, 2011 to the Distribution Agreement dated March 31, 2009, between Registrant, Munder Series Trust II and Funds Distributor, LLC is incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 29, 2011.

(iv)          Amendment No. 4 dated October 17, 2011 to the Distribution Agreement dated March 31, 2009, between Registrant, Munder Series Trust II and Funds Distributor, LLC is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2011.

(8)	Not Applicable.

(9)

Master Custodian Agreement dated September 26, 2001, by and among The Munder Funds, Inc., Munder Series Trust II (formerly The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

(a)           Amendment No. 1 dated June 1, 2002 to the Master Custodian Agreement dated September 26, 2001, by and among The Munder Funds, Inc., Munder Series Trust II (formerly The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

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(b)           Amendment No. 2 dated April 30, 2003 to the Master Custodian Agreement dated September 26, 2001, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (formerly The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 26, 2003.

(c)           Amendment No. 3 dated June 13, 2003 to the Master Custodian Agreement dated September 26, 2001, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (formerly The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

(d)           Amendment No. 4 dated June 13, 2003 to the Master Custodian Agreement dated September 26, 2001, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (formerly The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 28, 2004.

(e)           Amendment No. 5 dated February 25, 2005 to the Master Custodian Agreement dated September 26, 2001, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on May 11, 2005.

(f)            Amendment No. 6 dated May 17, 2005 to the Master Custodian Agreement dated September 26, 2001, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2005.

(g)           Amendment No. 7 dated August 15, 2005 to the Master Custodian Agreement dated September 26, 2001, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2005.

(h)           Amendment No. 8 dated April 17, 2006 to the Master Custodian Agreement dated September 26, 2001, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 15, 2007.

(i)            Amendment No. 9 dated August 14, 2007 to the Master Custodian Agreement dated September 26, 2001, by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 1, 2007.

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(j)            Amendment No. 10 dated September 28, 2007 to the Master Custodian Agreement dated September 26, 2001, by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on July 1, 2008.

(k)           Amendment No. 11 dated June 30, 2008 to the Master Custodian Agreement dated September 26, 2001, by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2008.

(l)            Amendment No. 12 dated May 1, 2009 to the Master Custodian Agreement dated September 26, 2001, by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(m)          Amendment No. 13 dated January 1, 2010 to the Master Custodian Agreement dated September 26, 2001, by and among the Registrant, Munder Series Trust II and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2010.

(n)           Amendment No. 14 dated June 1, 2011 to the Master Custodian Agreement dated September 26, 2001, by and among the Registrant, Munder Series Trust II and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 29, 2011.

(10)

(a)           Combined Distribution and Service Plan dated October 17, 2011, is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2011.

(b)           Amended and Restated Multiple Class Plan dated May 15, 2012 is incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed with the Commission on May 31, 2012.

(11)	Opinion and consent of Dechert LLP regarding legality of issuance of shares and other matters is filed herewith.

(12)	Form of opinion of Dechert LLP regarding tax matters is filed herewith.

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(15)	Not Applicable.

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(16)

Powers of Attorney are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003, to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004 and to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 29, 2005.

(17)	Form of Proxy Card is filed herewith.

Item 17.	Undertakings

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Birmingham, in the State of Michigan, on the 17th day of September, 2012.

MUNDER SERIES TRUST

By:	/s/ James V. Fitzgerald
James V. Fitzgerald, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signatures	Title	Date

*	Trustee	September 17, 2012
John Engler

*	Trustee	September 17, 2012
Joseph E. Champagne

*	Trustee	September 17, 2012
Thomas D. Eckert

*	Trustee	September 17, 2012
John Rakolta, Jr.

*	Trustee	September 17, 2012
Michael T. Monahan

*	Trustee	September 17, 2012
Arthur T. Porter

*	Trustee	September 17, 2012
Lisa A. Payne

/s/ James V. Fitzgerald	President	September 17, 2012
James V. Fitzgerald	(Principal Executive Officer)

/s/ Peter K. Hoglund	Vice President	September 17, 2012
Peter K. Hoglund	(Principal Financial Officer)

/s/ David Rumph	Treasurer	September 17, 2012
David Rumph	(Principal Accounting Officer)

* By:	/s/ Stephen J. Shenkenberg
Stephen J. Shenkenberg
as Attorney-in-Fact

INDEX OF EXHIBITS

Item 16.	Exhibits

(4)	Form of Agreement and Plan of Reorganization

(11)	Opinion and consent of Dechert LLP regarding legality of issuance of shares and other matters

(12)	Form of opinion of Dechert LLP regarding tax matters

(14)	Consent of Independent Registered Public Accounting Firm

(17)	Form of Proxy Card